                                                                   Exhibit 10.21

                        AMENDED AND RESTATED AGREEMENT

     THIS AMENDED AND RESTATED AGREEMENT ("Agreement") is made as of July 15, 1997 by and among Kemper Investors Life Insurance Company, an Illinois insurance corporation ("KILICO"); Federal Kemper Life Assurance Company, an Illinois insurance corporation ("FKLA"); KILICO Realty Corporation, an Illinois corporation ("KRC"); FKLA Realty Corporation, an Illinois corporation ("FRC"); KR 77 Fitness Center, Inc., a Delaware corporation ("KR Fitness"); 77 West Wacker Limited Partnership, an Illinois limited partnership ("Borrower"); K/77 Investors Limited Partnership, an Illinois limited partnership ("K/77"); The Prime Group, Inc., an Illinois corporation ("TPG"); Prime Group Limited Partnership, an Illinois limited partnership ("PGLP"); and Prime 77 Fitness Center, Inc., an Illinois corporation ("Prime Fitness"). KILICO, FKLA, KRC, FRC, and KR Fitness are referred to in this Agreement as the "Kemper Parties." TPG, PGLP, and Prime Fitness are referred to in this Agreement as the "Prime Parties."

                                   RECITALS

     A. Borrower is the owner of record title to certain property located at 77 W. Wacker Drive, Chicago, Illinois (the "Premises").

     B. Borrower and The Mitsui Taiyo Kobe Bank, Ltd., Chicago Branch, The Mitsui Trust and Banking Co., Limited, Chicago Branch, The Yasuda Trust and Banking Co., Limited, Chicago Branch, Swiss Bank Corporation, New York Branch, and Bank of Montreal, Chicago Branch (all of whom are referred to as the "Co-Agents," with Bank of Montreal, Chicago Branch referred to as the "Administrative Agent") have entered into that Building Loan Agreement dated as of March 14, 1991 (the "Building Loan Agreement").

     C. The Building Loan Agreement provides for the making of a first mortgage loan on the Premises evidenced by a Note dated as of March 14, 1991 made by Borrower to the Administrative Agent for the benefit of the Co-Agents in the face amount of Two Hundred Thirty Million Dollars ($230,000,000) (the "Construction Note"). The Construction Note is secured by documents identified in the Building Loan Agreement as "Loan Documents." The Building Loan Agreement, the Construction Note, and any other documents identified in the Building Loan Agreement as the "Loan Documents" are referred to in this Agreement as the "Construction Loan Documents."

     D. The Administrative Agent, the Co-Agents, KILICO, FKLA, and Borrower have entered into that Standby First Mortgage Funding Agreement dated as of March 14, 1991 (the "Standby Funding Agreement") regarding a loan to be made by KILICO and FKLA, jointly and severally (together referred to as "KILICO/FKLA") to Borrower to be secured by an interest in the Premises. Pursuant to the Standby Funding Agreement, Borrower has executed and delivered to KILICO/FKLA that KILICO/FKLA Standby Note and that KILICO/FKLA First Mortgage, as those terms are defined in the Standby Funding Agreement. The Standby Funding

Agreement, the KILICO/FKLA Standby Note, the KILICO/FKLA First Mortgage, and any other documents identified in the Standby Loan Agreement as the "KILICO/FKLA Loan Documents" are referred to herein as the "KILICO/FKLA Loan Documents."

     E. To further secure the Construction Loan Documents, TPG and KRC have executed and delivered for the benefit of the Administrative Agent the following documents which are dated as of March 14, l991: a Guaranty of Completion, a Guaranty of Cost Overruns, and a Guaranty of Operating Deficits (the "Construction Guarantees").

     F. Borrower and KILICO/FKLA have entered into that Subordinate Mortgage Funding Agreement dated as of March 14, 1991, as amended by that First Amendment to Subordinate Mortgage Funding Agreement dated as of November 13, 1991, made by Borrower and KILICO/FKLA (as amended, the "Subordinate Funding Agreement"), which requires KILICO/FKLA to advance certain amounts to be secured by a second mortgage on the Premises. Pursuant to the Subordinate Funding Agreement, Borrower has executed and delivered that Note dated as of March 14, 1991 in the face amount of Sixty Million Dollars ($60,000,000) payable to KILICO/FKLA (the "Subordinate Note"), which Subordinate Note is secured by the KILICO/FKLA Subordinate Mortgage, as such term is defined in the Subordinate Funding Agreement. The Subordinate Note, the KILICO/FKLA Subordinate Mortgage, the other documents identified in the Subordinate Funding Agreement as the "KILICO/FKLA Loan Documents," and the other documents described in the definition of "Subordinate Loan Documents" on Schedule A attached hereto are defined herein as the "Subordinate Loan Documents."

     G. KRC and TPG have entered into that Option To Purchase Partnership Interests dated as of June 17, 1994 but made effective as of March 22, 1994, as amended by that Amendment To Option To Purchase Partnership Interests dated as of January 21, 1997 (as amended, the "Partnership Option Agreement"). Pursuant to the Partnership Option Agreement, TPG has an option (the "Partnership Option") to acquire the interests of KRC in Borrower and in K/77.

     H. On or about January 21, 1997, the Kemper Parties, Borrower, and the Prime Parties entered into that Agreement dated as of January 21, 1997 (the "Original Agreement") pursuant to which, among other matters, KILICO and FKLA granted to TPG an option to purchase the Subordinate Loan Documents for the price and on the terms stated in the Original Agreement.

     I. The Kemper Parties, Borrower, and the Prime Parties desire to modify some of the terms of the Original Agreement and have agreed to amend and restate the Original Agreement in its entirety, and K/77 has agreed to join in this Agreement to evidence its agreement with certain rights which have been granted to KRC in its capacity as a general partner of the Borrower. Subject to the terms and conditions stated in this Agreement, the parties hereto have agreed to amend and restate the Original Agreement to provide that:

          (1) KILICO and FKLA shall grant TPG an option to acquire or to cause a Prime Affiliate (as defined on Schedule A) to acquire the interests of KILICO and FKLA in the Subordinate Loan Documents for the price and on the terms stated in this Agreement.

          (2) It shall be a condition to the obligations of KILICO and FKLA to transfer their interests in the Subordinate Loan Documents at the Debt Interest Closing (as defined below) in accordance with the terms and conditions of this Agreement that: (a) all outstanding amounts secured by the KILICO/FKLA Loan Documents must be paid in full on or before the Debt Interest Closing; (b) all outstanding amounts secured by the Construction Loan Documents must be paid in full at the Debt Interest Closing; (c) TPG must exercise the Partnership Option and the Kemper Parties and the Prime Parties must execute and deliver the Partnership Releases identified below;
     (d) the Kemper Parties must obtain an Indemnity from Borrower and TPG as provided below; and (e) TPG shall obtain the consent in a form reasonably satisfactory to KILICO/FKLA to the transfer of the Subordinate Loan Documents as contemplated by this Agreement from Lumbermens Mutual Casualty Company, an Illinois mutual insurance company ("LMCC"), as holder of a participation interest in the Subordinate Note, or, on or before the Debt Interest Closing, TPG or a Prime Affiliate shall have purchased LMCC's interests in the Subordinate Loan Documents.

          (3) TPG shall waive, surrender, and terminate its right to receive an administrative fee in its capacity as managing general partner of the Borrower, as provided below.

     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

     Section 1 Amendment And Restatement. Except as otherwise provided in this
Section 1, the Original Agreement is hereby amended and restated in its entirety and is superseded in all respects by this Agreement. Notwithstanding the foregoing, the Third Amendment To The Amended And Restated Agreement Of Limited Partnership Of 77 West Wacker Limited Partnership which was executed and delivered concurrently with the execution and delivery of the Original Agreement remains in full force and effect and is not affected by the superseding of the Original Agreement. Notwithstanding the foregoing, the parties hereto acknowledge that the "Closing" (as defined in the Original Agreement) has occurred in accordance with the terms of the Original Agreement. All provisions of the Original Agreement which relate to that Closing remain in full force and effect and are not superseded by this Agreement.

     Section 2 Option. KILICO and FKLA hereby grant to TPG an option (the "Option") to acquire or to have a Prime Affiliate acquire the interests of KILICO and FKLA in the Subordinate Loan Documents (the "Subordinate Debt Interests") for the "Subordinate Debt

Price" (as defined below) on or before September 30, 1997 (as the same may be extended as provided herein, the "Outside Date"), on the terms and conditions stated herein. The Subordinate Debt Interests consist of one hundred percent (100%) of the record and beneficial interests of KILICO and FKLA in the Subordinate Loan Documents, subject to the participation interest of LMCC in the Subordinate Loan Documents.


     Section 3 The Subordinate Debt Price.

     3.1 As used herein, the term "1997 SFA Advances" shall mean the total of all advances made by KILICO/FKLA under the Subordinate Funding Agreement or the Subordinate Loan Documents in the period between January 1, 1997 and the date of the Debt Interest Closing and shall include any amounts paid under the Construction Guarantees, whether such payments are made by KILICO, FKLA, or KRC. As used herein, the term "Credit Amount" shall mean Three Million Forty Two Thousand Dollars ($3,042,000). As used herein, the term "Extension Option Fee Credit" shall mean Fifty Percent (50%) of the amount of any Extension Option Fees (as defined below) paid by TPG to KILICO in accordance with the terms of
Section 5 below.

     3.2 At the Debt Interest Closing, TPG shall pay to KILICO the Subordinate Debt Price, and KILICO shall pay to TPG the amount of any Extension Option Fee Credit. All payments made at the Debt Interest Closing shall be by certified check or by electronic funds wire transfer to an account designated by the payee.

     3.3 If the amount of the 1997 SFA Advances is greater than the Credit Amount, then the "Subordinate Debt Price" shall be the remainder obtained after subtracting the Credit Amount from the 1997 SFA Advances. If the Credit Amount exceeds the 1997 SFA Advances, then the "Subordinate Debt Price" shall be One Dollar (S1.00), and the amount which KILICO/FKLA would otherwise be entitled to receive at the Debt Interest Closing pursuant to this Agreement with respect to the KILICO/FKLA Loan Documents shall be reduced by the amount by which the Credit Amount exceeds the 1997 SFA Advances.

     Section 4 The Debt Interest Closing. If TPG elects to exercise the Option, TPG must do so by delivery of written notice (the "Option Notice") to KILICO and FKLA delivered in accordance with the notice provisions of this Agreement stating that TPG is exercising the Option. The Option Notice must state the business day on which TPG has elected to close the acquisition of the Subordinate Debt Interests (the "Debt Interest Closing"), which date must be a date occurring on or prior to the Outside Date and which must be not less than five (5) business days after the date of the Option Notice and not more than ten
(10) business days after the date of the Option Notice.

     Section 5 Extension Options To Extend The Outside Date. As noted above, the Outside Date is initially September 30, 1997.

     5.1 TPG shall have one option (the "First Extension Option") to extend the Outside Date from September 30, 1997 to October 31, 1997, which First Extension Option must be exercised, if at all, in accordance with the following conditions: (i) written notice of the exercise of the First Extension Option must be delivered in accordance with the notice provisions of this Agreement to KILICO not more than twenty five (25) and not less than fifteen (15) days prior to September 30, 1997; (ii) that written notice must be accompanied by an option fee (an "Extension Option Fee") in the form of a certified check payable to KILICO or by a wire transfer to an account designated by KILICO in the amount of Three Hundred Thousand Dollars ($300,000); (iii) TPG must have exercised an option under the "Triad Agreement" (as defined below) to extend the date of the "Triad Closing" (as defined below) to October 31, 1997; and (iv) the First Extension Option may not be exercised if any of the Prime Parties are then in default under this Agreement.

     5.2 If TPG has timely exercised the First Extension Option in accordance with the terms and conditions of this Agreement, TPG shall have one option (the "Second Extension Option") to extend the Outside Date from October 31, 1997 to December 1, 1997, which Second Extension Option must be exercised, if at all, in accordance with the following conditions: (i) written notice of the exercise of the Second Extension Option must be delivered in accordance with the notice provisions of this Agreement to KILICO not more than twenty five (25) and not less than fifteen (15) days prior to October 31, 1997; (ii) that written notice must be accompanied by an option fee (an "Extension Option Fee") in the form of a certified check payable to KILICO or a wire transfer to an account designated by KILICO in the amount of Three Hundred Thousand Dollars ($300,000); (iii) TPG must have exercised the First Extension Option in accordance with the terms and conditions of this Agreement; (iv) TPG must have exercised an option under the Triad Agreement to extend the date of the Triad Closing to December 1, 1997; and
(v) the Second Extension Option may not be exercised if any of the Prime Parties are then in default under this Agreement.

     5.3 If TPG has timely exercised the First Extension Option and the Second Extension Option in accordance with the terms and conditions of this Agreement, TPG shall have one option (the "Third Extension Option") to extend the Outside Date from December 1, 1997 to December 31, 1997, which Third Extension Option must be exercised, if at all, in accordance with the following conditions: (i) written notice of the exercise of the Third Extension Option must be delivered in accordance with the notice provisions of this Agreement to KILICO not more than twenty five (25) and not less than fifteen (15) days prior to December 1, 1997; (ii) that written notice must be accompanied by an option fee (an "Extension Option Fee") in the form of a certified check payable to KILICO or a wire transfer to an account designated by KILICO in the amount of Three Hundred Thousand Dollars ($300,000); (iii) TPG must have exercised the First Extension Option and the Second Extension Option in accordance with the terms and conditions of this Agreement; (iv) TPG must have exercised an option under the Triad Agreement to extend the date of the Triad Closing to December 31, 1997; and (v) the Third Extension Option may not be exercised if any of the Prime Parties are then in default under this Agreement.

     5.4 If TPG has timely exercised the First Extension Option, the Second Extension Option, and the Third Extension Option in accordance with the terms and conditions of this Agreement, TPG shall have one option (the "Fourth Extension Option") to extend the Outside Date from December 31, 1997 to February 2, 1998, which Fourth Extension Option must be exercised, if at all, in accordance with the following conditions: (i) written notice of the exercise of the Fourth Extension Option must be delivered in accordance with the notice provisions of this Agreement to KILICO not more than twenty five (25) and not less than fifteen (15) days prior to December 31, 1997; (ii) that written notice must be accompanied by an option fee (an "Extension Option Fee") in the form of a certified check payable to KILICO or a wire transfer to an account designated by KILICO in the amount of Three Hundred Thousand Dollars (S300,000); (iii) TPG must have exercised the First Extension Option, the Second Extension Option, and the Third Extension Option in accordance with the terms and conditions of this Agreement; (iv) TPG must have exercised an option under the Triad Agreement to extend the date of the Triad Closing to February 2, 1998; and (v) the Fourth Extension Option may not be exercised if any of the Prime Parties are then in default under this Agreement.

     5.5 If TPG has timely exercised the First Extension Option, the Second Extension Option, the Third Extension Option, and the Fourth Extension Option in accordance with the terms and conditions of this Agreement, TPG shall have one option (the "Fifth Extension Option") to extend the Outside Date from February 2, 1998 to February 27, 1998, which Fifth Extension Option must be exercised, if at all, in accordance with the following conditions: (i) written notice of the exercise of the Fifth Extension Option must be delivered in accordance with the notice provisions of this Agreement to KILICO not more than twenty five (25) and not less than fifteen (15) days prior to February 2, 1998; (ii) that written notice must be accompanied by an option fee (an "Extension Option Fee") in the form of a certified check payable to KILICO or a wire transfer to an account designated by KILICO in the amount of Three Hundred Thousand Dollars ($300,000);
(iii) TPG must have exercised the First Extension Option, the Second Extension Option, the Third Extension Option, and the Fourth Extension Option in accordance with the terms and conditions of this Agreement; (iv) TPG must have exercised an option under the Triad Agreement to extend the date of the Triad Closing to February 27, 1998; and (v) the Fifth Extension Option may not be exercised if any of the Prime Parties are then in default under this Agreement.


     Section 6  Conditions To The Debt Interest Closing.

     6.1 The transfer of the Subordinate Debt Interests at the Debt Interest Closing shall accomplished by the following documents: the Subordinate Note shall be transferred by an Allonge in the form attached hereto as Exhibit A-1; the KILICO/FKLA Subordinate Mortgage and the interests of KILICO and FKLA under the other Subordinate Loan Documents shall be transferred by a General Assignment in the form attached hereto as Exhibit A-2. The transferee shall be TPG or such Prime Affiliate as TPG may identify in the Option Notice. In all cases, such transfer documents shall be accompanied by the original document being so transferred.

     6.2 The following are additional conditions to the obligations of KILICO/FKLA to transfer the Subordinate Debt Interests to TPG or to the Prime Affiliate designated by TPG:

          A. on or before the Debt Interest Closing, TPG shall cause all outstanding amounts due under or secured by the Construction Loan Documents to be paid or released in full;

          B. on or before the Debt Interest Closing, TPG shall cause all outstanding amounts due under or secured by the KILICO/FKLA Loan Documents to be paid in full;

          C. at the Debt Interest Closing, TPG and the TPG affiliate which holds interests in Borrower (and if Borrower shall no longer be the beneficial owner of the Premises, then the TPG affiliate which holds interests in Borrower's successor in interest as beneficial owner of the Premises) shall execute and deliver to each of the Kemper Parties an Indemnity Agreement in the form attached hereto as Exhibit B pursuant to which TPG and such TPG affiliate will jointly and severally indemnify, defend, protect and hold each of the Kemper Parties harmless from certain obligations described in that Indemnity Agreement;

          D. at the Debt Interest Closing, TPG and the Borrower shall execute and deliver to each of the Kemper Parties an Environmental Indemnity Agreement in the form attached hereto as Exhibit F;

          E. at the Debt Interest Closing, TPG must pay to KILICO and FKLA or to Goldman Sachs (at the direction of KILICO/FKLA) the amount of any breakage costs which KILICO and FKLA would be obligated to pay by reason of the termination of a counter swap agreement between Goldman Sachs and KILICO/FKLA pursuant to that agreement identified on Schedule A as the "Goldman Swap Confirmation;"

          F. prior to the Debt Interest Closing, TPG must have exercised the Partnership Option, and at the Debt Interest Closing, TPG or a Prime Affiliate must acquire the interests defined in the Partnership Option Agreement as the "Option Interests," assuming compliance with KRC of its obligations under the Partnership Option Agreement;

          G. concurrently with the acquisition of such Option Interests, TPG, the Borrower, and the Prime Parties must execute and deliver the releases identified in Section 7 below as the "Prime Releases," subject to the concurrent delivery by the Kemper Parties of the releases identified in
     Section 7 below as the "Kemper Releases;"

          H. at the Debt Interest Closing, the party acquiring the Subordinate Debt Interests must release KRC from liability under the Subordinate Loan Documents in a manner reasonably satisfactory to KRC;

                    I. TPG must have obtained the consent of LMCC to the transfer of the Subordinate Debt Interests, if in the judgment of KILICO/FKLA that consent is required under the Subordinate Loan Documents or under any participation agreement between LMCC and KILICO and FKLA regarding the Subordinate Note; under no circumstances shall either KILICO, FKLA, or any Kemper Party be required to provide LMCC with an indemnity or other financial undertaking regarding the Subordinate Loan Documents, the Borrower, or the Project (as defined in the Partnership Agreement) as a condition to the transfer of the Subordinate Debt Interests;

                    J. TPG and the other Prime Parties must confirm at the Debt Interest Closing the continuing truth and accuracy of the warranties and representations made by such parties in this Agreement by executing and delivering the Confirmation of Warranties attached to this Agreement as Exhibit A-3; and

                    K. At the Debt Interest Closing, TPG shall pay or shall cause to be paid to KILICO/FKLA the Subordinate Debt Price, with that payment to be made concurrently with the transfer of the Subordinate Debt Interests to TPG or to the Prime Affiliate designated by TPG; concurrently with the payment of the Subordinate Debt Price, KILICO shall pay to TPG the amount of the Extension Option Fee Credit. All amounts to be paid at the Debt Interest Closing must be paid in certified funds or by electronic wire transfer funds to an account designated by the payee.

          Section 7 Releases And Indemnities.
          ----------------------------------

          7.1 The Kemper Parties agree to execute and deliver to Borrower and the Prime Parties at the Debt Interest Closing releases in the form attached hereto as Exhibit C-1 of the following obligations (the "Kemper Releases"):

               A. Releases of the Borrower, the Prime Parties and their respective shareholders, partners, officers, directors, affiliates, agents and representatives from any and all Claims (as defined on Schedule A) for matters occurring prior to the date of the Debt Interest Closing which are related to the Property, the Borrower, the Construction Loan Documents and the loan evidenced thereby, the KILICO/FKLA Loan Documents and the loan evidenced thereby, and the Subordinate Loan Documents and the Loan evidenced thereby, including any rights of contribution with respect to the Borrower which KRC may have against TPG either under Illinois law or under the Partnership Agreement, and excepting from the scope of such Releases any matters covered by any indemnity agreements made by Borrower or the Prime Parties which will survive the Closing.

          7.2 TPG agrees to execute and deliver and to cause the Borrower and the other Prime Parties to execute and deliver to the Kemper Parties at the Debt Interest Closing releases in the form attached hereto as Exhibit C-2 of the following obligations (the "Prime Releases"):

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

                   A. Releases of the Kemper Parties and their respective shareholders, partners, officers, directors, affiliates, agents and representatives from any and all Claims for matters occurring prior to the date of the Debt Interest Closing which are related to the Property, the Borrower, the Construction Loan Documents and the loan evidenced thereby, the KILICO/FKLA Loan Documents and the loan evidenced thereby, and the Subordinate Loan Documents and the Loan evidenced thereby, including any rights of contribution with respect to the Borrower which TPG may have against KRC either under Illinois law or under the Partnership Agreement.

         7.3 At the Debt Interest Closing, the Kemper Parties agree to execute and deliver to the Prime Parties a certificate confirming the continuing truth and accuracy of the warranties and representations made by such parties in this Agreement, and if such warranties and representations are no longer true, stating in what respects the warranties and representations are no longer true, all in the form attached hereto as Exhibit A-3. At the Debt Interest Closing, the Prime Parties agree to execute and deliver to the Kemper Parties a certificate confirming the continuing truth and accuracy of the warranties and representations made by such parties in this Agreement, and if such warranties and representations are no longer true, stating in what respects the warranties and representations are no longer true, all in the form attached hereto as Exhibit A-3.

         7.4 KILICO and FKLA hereby waive any rights which they may have to consent to the transfer by LMCC concurrently with or after the Debt Interest Closing of any interest held by LMCC under the Subordinate Loan Documents to TPG or a Prime Affiliate.

         Section 8 Change In Partner Status; Authority To Sell The Project.
         ------------------------------------------------------------------

         8.1 TPG agrees that, upon occurrence of a Debt Interest Default, KRC shall have the right, exercisable in its sole discretion, to cause the general partner interest held by TPG in the Borrower to be converted to a limited partnership interest in the Borrower. Concurrently with the execution and delivery of this Agreement, TPG shall execute and deliver to KRC an Amended Certificate Of Limited Partnership instrument in the form attached hereto as Exhibit H-1 evidencing the conversion of the general partnership interest of TPG in the Borrower to a limited partnership interest in the Borrower. KRC will retain that Amended Certificate Of Limited Partnership and will not record or file the same unless a Debt Interest Default shall have occurred.

         8.2 TPG agrees that, upon occurrence of a Debt Interest Default, then KRC shall have the right, exercisable in its sole discretion, to cause TPG, in its capacity as a general partner of the Borrower, to be classified as an "Inactive Partner" under the Partnership Agreement; provided, however, that such classification, in and of itself, shall not be construed to be evidence that TPG is in default of any of its obligations under the Partnership Agreement. Concurrently with the execution and delivery of this Agreement, TPG shall execute and deliver to KRC an instrument in the form attached hereto as Exhibit H-2 pursuant to which TPG shall grant to KRC all necessary power and authority to accomplish the matters described in this Section upon occurrence of a Debt Interest Default; KRC shall hold this instrument and shall not record it unless and until a Debt Interest Default occurs. If the Debt Interest Closing occurs, this instrument shall be returned to TPG.

          8.3 TPG, PGLP, and K/77 agree that, upon occurrence of a Debt Interest Default, then KRC shall have the rights, which shall be exercisable in the sole discretion of KRC, (a) to cause the Borrower to sell the Project on such terms and conditions as KRC may deem advisable, including for a price equal to or less than the sum of the outstanding amounts due under the Construction Loan Documents and the KILICO/FKLA Loan Documents; or (b) to cause the Borrower to refinance the Project or to renegotiate the terms of the Construction Loan Documents or the KILICO/FKLA Loan Documents. TPG, PGLP, and K/77 agree that any such sale, refinancing, or renegotiating may be conducted with no requirement of consent from any other partner in the Borrower, including TPG in its capacity as either a general partner or as a limited partner, and including K/77 in its capacity as a limited partner. TPG, PGLP, and K/77 agree that any actions taken by KRC in exercise of its rights under this Section shall be deemed to be "Approved by the General Partners" within the meaning of the Partnership Agreement. TPG, PGLP, and K/77 agree to execute such further documents and instruments as KRC may reasonably require to evidence and confirm their undertakings and agreements under this Section.

           8.4 In the event KRC elects to obtain formal approval from the Administrative Agent of any matters regarding the Borrower or the Partnership Agreement, TPG will cooperate with KRC in seeking such approval.

           Section 9 Representations And Warranties; Indemnity.
           ----------------------------------------------------

           9.1 KILICO and FKLA jointly and severally warrant and represent to TPG that KILICO and FKLA are the record owners of the KILICO/FKLA Loan Documents and that KILICO and FKLA own record title to the KILICO/FKLA Loan Documents free and clear of all claims, liens, charges, security interests and encumbrances, subject to the Intercreditor Agreement dated as of March 14, 1991 made by the Administrative Agent, KILICO/FKLA, and with Consent executed by the Borrower.

           9.2 KILICO and FKLA jointly and severally warrant and represent to TPG that KILICO and FKLA are the record owners of the Subordinated Loan Documents and that KILICO and FKLA own record title to the Subordinated Loan Documents free and clear of all claims, liens, charges, security interests and encumbrances, subject to: (a) the interests of LMCC as a participant in the Subordinated Note and to the interests of persons claiming through LMCC, if any, and subject to: (b) the Subordination Agreement dated as of March 14, 1991 made by the Administrative Agent, KILICO/FKLA, and with Consent executed by the Borrower; KILICO and FKLA jointly and severally warrant and represent to TPG that KILICO and FKLA are the record and beneficial owners of the Subordinated Debt Interests, and that they own the

     Subordinate Debt Interests free and clear of all claims, liens, charges, security interests and encumbrances.

           9.3 Borrower hereby represents and warrants to KILICO and FKLA as follows, with the agreement of KILICO and FKLA that such representations and warranties are made to the best of Borrower's knowledge and subject to any and all provisions in the respective documents limiting recourse against Borrower, TPG, KRC, the partners in Borrower, and/or other persons or entities otherwise entitled under those documents to protection from recourse by KILICO or FKLA:

                A. The Building Loan Agreement, the Construction Note, and the Construction Loan Documents are in full force and effect, are enforceable according to their terms (subject to laws affecting the exercise of creditors' rights and subject to principles affecting the exercise of equitable remedies), and are subject to no defenses of any kind of which Borrower has knowledge. All representations and warranties contained in the Construction Loan Documents (but not including representations and warranties of which KRC, KILICO, FKLA, or any other Kemper Party is the subject) are true and correct in all material respects as of the date of this Agreement, except as otherwise disclosed to KRC, KILICO, FKLA, or any of their representatives.

                B. The KILICO/FKLA Standby Note, the KILICO/FKLA First Mortgage, and the KILICO/FKLA Loan Documents are in full force and effect, are enforceable according to their terms (subject to laws affecting the exercise of creditors' rights and subject to principles affecting the exercise of equitable remedies), and are subject to no defenses of any kind of which Borrower has knowledge. All representations and warranties contained in the KILICO/FKLA Loan Documents (but not including representations and warranties of which KRC, KILICO, FKLA, or any other Kemper Party is the subject) are true and correct in all material respects as of the date of this Agreement, except as otherwise disclosed to KRC, KILICO, FKLA, or any of their representatives.

                C. The Subordinate Note, the KILICO/FKLA Subordinate Mortgage, and the Subordinate Documents are in full force and effect, are enforceable according to their terms (subject to laws affecting the exercise of creditors' rights and subject to principles affecting the exercise of equitable remedies), and are subject to no defenses of any kind of which Borrower has knowledge. All representations and warranties contained in the Subordinate Loan Documents (but not representations and warranties of which KRC, KILICO, FKLA, or any other Kemper Party is the subject) are true and correct in all material respects as of the date of this Agreement, except as otherwise disclosed to KRC, KILICO, FKLA, or any of their representatives.

          9.4 The Prime Parties jointly and severally warrant and represent to the Kemper Parties that, to the best knowledge of TPG, as of the date of this Agreement, none of the Prime

Parties have any claims, charges, suits or rights of action against any of the Kemper Parties with respect to the Premises, the Borrower, the Construction Loan Documents, the Loans (as defined in the Standby Loan Agreement), the KILICO/FKLA Loan Documents, or the Subordinate Loan Documents; provided, however, that the foregoing shall not, in any way, affect the obligations of the Kemper Parties under or with respect to the Construction Loan Documents, the Loans (as defined in the Standby Funding Agreement), the KILICO/FKLA Loan Documents, the Subordinate Loan Documents, this Agreement, the Partnership Option Agreement, or the Partnership Agreement (as defined in Schedule A).

          9.5 TPG warrants and represents to KRC that the Partnership Option Agreement remains in full force and effect, is enforceable against TPG according to its terms (subject to laws affecting the exercise of creditors' rights and subject to principles affecting the exercise of equitable remedies), and is subject to no defenses of any kind of which TPG has knowledge.

          9.6 KRC warrants and represents to TPG that the Partnership Option Agreement remains in full force and effect, is enforceable against KRC according to its terms (subject to laws affecting the exercise of creditors' rights and subject to principles affecting the exercise of equitable remedies), and is subject to no defenses of any kind of which KRC has knowledge. All representations and warranties made by KRC in the Partnership Option Agreement are true and correct as of the date of this Agreement.

          9.7 Each Party to this Agreement (each a "Warranting Party") represents and warrants to the other parties to this Agreement that: (i) the execution, delivery and performance of this Agreement by such Warranting Party has been duly and validly authorized by all necessary corporate or partnership action of such Warranting Party; (ii) this Agreement has been duly executed and delivered by an officer, partner or authorized representative or agent of such Warranting Party; (iii) such Warranting Party has not engaged or retained any broker or agent in connection with any of the transactions contemplated by this Agreement, unless such Warranting Party intends to be responsible for all costs and expenses which may be required to be paid to such broker or agent; (iv) assuming due authorization, execution, and delivery by the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of such Warranting Party, enforceable against it in accordance with the terms hereof (subject to laws affecting the exercise of creditors' rights and subject to principles affecting the exercise of equitable remedies).

          9.8 Each Warranting Party agrees to indemnify, defend, protect and hold harmless the other parties to this Agreement and their respective officers, directors, shareholders, and employees and the successors and assigns of any of them (collectively referred to as the "Indemnitees") from and against: (i) any Claim incurred by or asserted against any Indemnitee as a result of a breach of any warranty or representation made in this Agreement by such Warranting Party to such Indemnitee; and (ii) all Expenses (as defined below) which any Indemnitee may be required to pay in connection with any matter which is the subject of the indemnity contained in clause (i) above.

          9.9 As used in this Agreement, the phrases "of which TPG has knowledge," "the best knowledge of TPG," of which Borrower has knowledge," and "the best knowledge of Borrower," shall mean the actual knowledge of the following persons and shall not mean or include knowledge of any facts, circumstances or conditions which would be deemed to be imputed to TPG or Borrower or of which TPG or Borrower could be said to have constructive knowledge: Michael W. Reschke, Jeffrey A. Patterson, Robert J. Rudnik, and Richard S. Curto. As used in this Agreement, the phrase "of which KRC has knowledge" shall mean the actual knowledge of the following persons and shall not mean or include knowledge of any facts, circumstances or conditions which would be deemed to be imputed to KRC or of which KRC could be said to have constructive knowledge: Frederick L. Stephens, Robert J. Korslin, Gregory A. Lisauskas, and Timothy R. Verrilli.

          Section 10  Additional Matters.
          -------------------------------

          10.1 Concurrently with the execution and delivery of this Agreement, TPG shall execute and deliver to KILICO and FKLA a Springing Guaranty in the form attached hereto as Exhibit E, and KILICO and FKLA shall return to TPG that Springing Guaranty which was delivered by TPG to KILICO and FKLA concurrently with the execution and delivery of the Original Agreement, which original Springing Guaranty shall be marked "Cancelled."

          10.2 Concurrently with the execution and delivery of this Agreement, TPG and KRC shall execute and deliver that Second Amendment To Option To Purchase Partnership Interests in the form attached hereto as Exhibit G (the "Option Amendment"), which Option Amendment shall amend the Partnership Option Agreement to provide that the Partnership Option must be exercised, if at all, no later than the fifth (5th) business day prior to the Debt Interest Closing to provide that the closing of the transfer of the Option Interests must occur no later than the Outside Date, as the same may be extended under the terms of this Agreement, and to provide that the Debt Interest Closing is a condition to the closing of the transfer of the Option Interests.

          10.3 In the event that the Borrower files a petition under the Title 11 of The United States Code (the "Bankruptcy Code") or under any other similar federal or state law, the Borrower unconditionally and irrevocably agrees that the KILICO/FKLA shall be entitled, and the Borrower hereby unconditionally and irrevocably consents, to relief from the automatic stay so as to allow the KILICO/FKLA to exercise its rights and remedies under the KILICO/FKLA Loan Documents or the Subordinate Loan Documents with respect to the Project, including taking possession of the Project, collecting rents, foreclosing its mortgage liens or otherwise exercising its rights and remedies with respect to the Project. In such event, the Borrower hereby agrees that it shall not, and TPG, K/77, and PGLP agree that they shall not, in any manner, oppose or otherwise delay any motion filed by the KILICO/FKLA for relief from the automatic stay. KILICO/FKLA's enforcement of the right granted herein for relief from the automatic stay is subject to the approval of the bankruptcy court in which the case is then pending.

          Section 11 Notices. Any notice required or permitted under this Agreement shall be in writing and shall be given by: (a) personal service; (b) Federal Express, Airborne Express, or DHL; or (c) U.S. certified mail, return receipt requested, with postage prepaid, and shall be deemed effective in the case of either (a) or (b) upon receipt of delivery or upon refusal to accept delivery; and in the case of (c) three (3) business days after mailing. Any such notice shall be delivered to the parties to this Agreement at the following addresses or at such other addresses as one party may from time to time give to the other parties in writing:

                       If to any of the Kemper Parties or to Borrower or K/77:

                       c/o ZKS Real Estate Partners LLC
                       225 W. Washington, Suite 1450
                       Chicago, Illinois 60606
                       Attention:  Gregory A. Lisauskas

                       with a copy to:


                       Zurich Kemper Life Companies
                       c/o ZKS Real Estate Partners LLC
                       225 W. Washington, Suite 1450
                       Chicago, Illinois 60606
                       Attention: Timothy R. Verrilli, Esq.

                       with a copy to:

                       Rudnick & Wolfe
                       203 N. LaSalle Street
                       Chicago, Illinois 60601-1293
                       Attention: Kenneth Hartmann

                       If to any of the Prime Parties or to Borrower or K/77:

                       c/o The Prime Group, Inc.
                       77 W. Wacker Drive
                       Suite 3900
                       Chicago, Illinois 60601
                       Attention: Michael W. Reschke

                       with a copy to:

                       The Prime Group, Inc.
                       77 W. Wacker Drive
                       Suite 3900

                       Chicago, Illinois 60601
                       Attention: Robert J. Rudnik, Esq.


     Section 12 Miscellaneous.
     -------------------------

     12.1 All agreements, covenants, representations, warranties and other provisions of this Agreement shall survive the Debt Interest Closing.

     12.2 This Agreement shall be governed by the laws of the State of Illinois, without reference to its conflicts of law or choice of law rules.

     12.3 The terms and provisions of this Agreement shall be binding on the successors and assigns of the parties hereto. The Prime Parties shall have the right to designate a Prime Affiliate to take title to any interest which TPG may be entitled to acquire under this Agreement; provided, however, float none of the Prime Parties shall have any other right to assign any portion of their respective interests under this Agreement without the prior written consent of KILICO and FKLA.

     12.4 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall not be necessary that any single counterpart of this Agreement be executed by all of the parties hereto, so long as each of such parties shall have executed the same or any other separate counterpart hereof.

     12.5 As used herein, the terms (i) "person" shall mean an individual, a corporation, a partnership, a joint venture, a limited liability company, an unincorporated organization, or a governmental body; (ii) "including" shall mean including, without limiting the generality of the foregoing; and (iii) the singular shall include the plural, and vice versa.

     12.6 If any provision of this Agreement should be found to be invalid, void, or unenforceable, then it is the intent of the parties hereto that the remainder of this Agreement be enforced to the fullest extent possible in accordance with the intentions of the parties.

     12.7 Time is of the essence of this Agreement.

     12.8 Each party to this Agreement waives any right to recover any consequential or punitive damages from another party in connection with such party's liabilities under this Agreement or under any document or instrument to be delivered at the Debt Interest Closing, or otherwise pursuant hereto.

     12.9 As used herein, the term "business day" shall mean any day on which KILICO is open for business at its principal office in Long Grove, Illinois.

     12.10 The Kemper Parties and the Prime Parties shall each pay their own attorneys' fees and expenses and other costs and expenses which have been or may be incurred in connection with the preparation and negotiation of this Agreement and the closing of the transactions contemplated by this Agreement.

     12.11 The parties to this Agreement will execute and deliver such other documents and instruments as may be reasonably requested by any other party to cause, effect, accomplish, or evidence any of the transactions contemplated by this Agreement.

     12.12 For purposes of determining the beneficial owner of the Premises, as that phrase is used in Section 6.2 of this Agreement, if title to the Premises is held by a land trustee at any time, the beneficiary of that land trust shall be deemed to be the "beneficial owner" of the Premises. If title to the Premises is not held by a land trustee, the record owner of title to the Premises shall be deemed to be the "beneficial owner of the Premises.

                           (Signature Page Follows)

     In Witness Whereof, the parties hereto have caused this Agreement to be executed and delivered the day and year first above written.

                                       KEMPER INVESTORS LIFE INSURANCE
                                       COMPANY, an Illinois insurance
                                       corporation



                                       By:    /s/ Frederick Stephens
                                          -------------------------------
                                       Name:      Frederick Stephens
                                            -----------------------------
                                       Title: AUTHORIZED SIGNATORY
                                             ----------------------------


                                       By:    /s/ Robert Korslin
                                          -------------------------------
                                       Name:      Robert Korslin
                                            -----------------------------
                                       Title: AUTHORIZED SIGNATORY
                                             ----------------------------


                                       FEDERAL KEMPER LIFE ASSURANCE
                                       COMPANY, an Illinois insurance
                                       corporation


                                       By:     /s/ Frederick Stephens
                                          -------------------------------
                                       Name:       Frederick Stephens
                                            -----------------------------
                                       Title:  AUTHORIZED SIGNATORY
                                             ----------------------------



                                       By:    /s/ Robert Korslin
                                          -------------------------------
                                       Name:      Robert Korslin
                                            -----------------------------
                                       Title: AUTHORIZED SIGNATORY
                                             ----------------------------


                                       KILICO REALTY CORPORATION, an Illinois
                                       corporation


                                       By:    /s/ Frederick Stephens
                                          -------------------------------
                                       Name:      Frederick Stephens
                                            -----------------------------
                                       Title: PRESIDENT
                                             ----------------------------

FKLA REALTY CORPORATION, an Illinois
corporation


By: /s/ Frederick Stephens
   -----------------------------------------
Name:   Frederick Stephens
     ---------------------------------------
Title:  PRESIDENT
      --------------------------------------


KR 77 FITNESS CENTER, INC., a Delaware
corporation


By: /s/ Frederick Stephens
   -----------------------------------------
Name:   Frederick Stephens
     ---------------------------------------
Title:  PRESIDENT
      --------------------------------------


77 WEST WACKER LIMITED PARTNERSHIP,
an Illinois limited partnership


By:   THE PRIME GROUP, INC., an Illinois
      corporation, a general partner

      By: /s/  Michael W. Reschke
         -----------------------------------
      Name:    Michael W. Reschke
           ---------------------------------
      Title:   PRESIDENT
            --------------------------------

By:   KILICO REALTY CORPORATION, an
      Illinois corporation, a general partner


      By: /s/ Frederick Stephens
         -----------------------------------
      Name:   Frederick Stephens
           ---------------------------------
      Title:  PRESIDENT
            --------------------------------

K/77 INVESTORS LIMITED PARTNERSHIP, an
Illinois limited partnership

By:   KILICO REALTY CORPORATION, an
      Illinois corporation, a general partner


      By: /s/ Frederick Stephens
         -----------------------------------------
      Name:   Frederick Stephens
           ---------------------------------------
      Title:  PRESIDENT
             -------------------------------------

THE PRIME GROUP, INC., an Illinois
corporation, a general partner

By: /s/ Michael W. Reschke
   -----------------------------------------------
Name:   Michael W. Reschke
     ---------------------------------------------
Title:  PRESIDENT
      --------------------------------------------


PRIME GROUP LIMITED PARTNERSHIP, an
Illinois limited partnership


By: /s/ Michael W. Reschke
   -----------------------------------------------
Name:    Michael W. Reschke
Title:   General Partner


PRIME 77 FITNESS CENTER, INC., an Illinois corporation

By: /s/ Michael W. Reschke
    ----------------------------------------------
Name:   Michael W. Reschke
     ---------------------------------------------
Title:  PRESIDENT
      --------------------------------------------

                                  Schedule A
                                  ----------
                                  Definitions
                                  -----------

As used herein, the following terms shall have the following meanings assigned to them:


1997 SFA Advances:                    As defined in Section 3.1 of this Agreement.

Administrative Agent:                 The Bank of Montreal, Chicago Branch.

Agreement:                            This Amended And Restated Agreement made by
                                      KILICO, FKLA, KRC, FRC, K/77, TPG, Prime
                                      Fitness and PGLP.

Bankruptcy Code:                      As defined in Section 10.3 of this Agreement.

Borrower:                             77 West Wacker Limited Partnership, an
                                      Illinois limited partnership

Building Loan Agreement:              As defined in Recital B to this Agreement.

Claim:                                Any claim, suit, charge, loss liability, cost,
                                      damages, or expense.

Construction Guarantees:              As defined in Recital E to this Agreement.

Construction Loan Documents:          As defined in Recital C to this Agreement.

Construction Note:                    As defined in Recital C to this Agreement.


Co-Agents:                            As defined in Recital B to this Agreement.

Credit Amount:                        As defined in Section 3.1 of this Agreement.

Debt Interest Closing:                As defined in Section 4 of this Agreement.

Debt Interest Default:                The failure of the Debt Interest Closing
                                      to occur on or before the Outside Date for
                                      any reason other than a default by KILICO,
                                      FKLA, KRC OR K/77 under this Agreement.


Expenses:                             Any and all reasonable expenses incurred in
                                      connection relating to, or arising out of, any
                                      claim,


                               Schedule A Page-1
                                    action, suit or proceeding incident to any matter which is the subject of an indemnity under this Agreement (including, without limitation, court filing fees, court costs, arbitration fees or costs, witness fees, investigators, expert witnesses, accountants, attorneys, and other professionals, and the allocated cost of in-house attorneys used in lieu of outside counsel).

Extension Option Fee:               As defined in Sections 5.1, 5.2, 5.3, 5.4,
                                    and 5.5 of this Agreement.

Extension Option Fee Credit:        As defined in Section 3.1 of this Agreement.

Fifth Extension Option:             As defined in Section 5.5 of this Agreement.

First Extension Option:             As defined in Section 5.1 of this Agreement.

Fourth Extension Option:            As defined in Section 5.4 of this Agreement.

FKLA:                               Federal Kemper Life Assurance Company, an
                                    Illinois insurance corporation.

FRC:                                FKLA Realty Corporation, an Illinois
                                    corporation.

Goldman Sachs:                      Goldman Sachs Capital Markets, L.P.

Goldman Swap Confirmation:          That Revised Confirmation dated August 6,
                                    1992 made by Goldman Sachs to KILICO
                                    identified as Ref. No.: NYUSS920705 (95004) and that Revised Confirmation dated August
                                    5, 1992 made by Goldman Sachs to FKLA
                                    identified as Ref. No.: NYUSS920706 (95004).

Indemnitee:                         As defined in Section 9.8 of this Agreement.

K/77:                               K/77 Investors Limited Partnership, an
                                    Illinois limited partnership.

Kemper Parties:                     KILICO, FKLA, KRC, FRC, and KR Fitness.

Kemper Releases:                    As defined in Section 7.1 of this Agreement.


                               Schedule A Page-2

KILICO: Kemper Investors Life Insurance Company, an Illinois insurance corporation.

KILICO/FKLA:                        KILICO and FKLA, jointly and severally.

KILICO/FKLA First Mortgage:         As defined in the Standby Funding
                                    Agreement.

KILICO/FKLA Loan Documents:         As defined in Recital D to this Agreement.

KILICO/FKLA Standby Note:           As defined in the Standby Funding Agreement.

KILICO/FKLA Subordinate Mortgage:   As defined in Recital F to this Agreement.

KRC:                                KILICO Realty Corporation, an Illinois
                                    corporation.

KR Fitness:                         KR 77 Fitness Center, Inc., a Delaware
                                    corporation.

LMCC:                               Lumbermens Mutual Casualty Company, an
                                    Illinois mutual insurance company.

Option:                             As defined in Section 2 of this Agreement.

Option Amendment:                   As defined in Section 10.3 of this
                                    Agreement.

Option Interests:                   As defined in the Partnership Option
                                    Agreement.

Option Notice:                      As defined in Section 4 of this Agreement.

Outside Date:                       As defined in Section 2 of this Agreement.

Partnership Agreement:              That Third Amended And Restated Agreement Of
                                    Limited Partnership Of 77 West Wacker
                                    Limited Partnership dated as of March 14,
                                    1991, as amended from time to time.

Partnership Option Agreement:       As defined in Recital H to this
                                    Agreement.

Partnership Option:                 As defined in Recital H to this Agreement.

PGLP: Prime Group Limited Partnership, an Illinois limited partnership.


                               Schedule A Page-3

Premises:                             As defined in Recital A to this Agreement.

Prime Affiliate:                      Any entity in which TPG or any person or
                                      entity controlling, controlled by or under common control with TPG has an economic or ownership interest.

Prime Fitness:                        Prime 77 Fitness Center.

Prime Parties:                        TPG, PGLP, and Prime Fitness.

Prime Releases:                       As defined in Section 7.2 of this
                                      Agreement.

Project:                              As defined in the Partnership Agreement.

Second Extension Option:              As defined in Section 5.2 of this
                                      Agreement.

Standby Funding Agreement:            As defined in Recital D to this Agreement.

Subordinate Debt Price:               The price for the Subordinate Debt
                                      Interests, computed as provided in
                                      Section 3.2 or Section 3.3 of this
                                      Agreement.

Subordinate Debt Interests:           As defined in Section 2 of this Agreement.

Subordinate Environmental
Indemnity:                            That Environmental Indemnity Agreement
                                      dated as of March 14, 1991 made by TPG and KILICO/FKLA.

Subordinate Funding Agreement:        As defined in Recital F to this
                                      Agreement.

Subordinate Loan Documents:           The Subordinate Funding Agreement, the
                                      Subordinate Note, the KILICO/FKLA
                                      Subordinate Mortgage, all documents
                                      defined in the Subordinate Funding
                                      Agreement as KILICO/FKLA Loan Documents, the Subordination and Forbearance
                                      Agreement, dated as of June 17, 1994, but made effective as of March 22, 1994, among TPG, Prime Fitness, PGLP, KILICO, FKLA,
                                      KRC, FRC and KR Fitness, the Agreement
                                      Regarding Sharing of Proceeds and
                                      Receipts, dated as of November 13, 1991, among TPG, KRC, KILICO and FKLA, as amended by Amendment to Agreement
                                      Regarding

                               Schedule A Page-4

                                      Sharing of Proceeds and Receipts, dated as of June 17, 1994, but made effective as of March 22, 1994, among TPG, KRC, KILICO, FKLA and FRC, the Security Agreement - 77 West Wacker Limited Partnership (Sharing Agreement), dated as of November 13, 1991, among TPG, KRC, KILICO and FKLA, as amended by Amendment to Security
                                      Agreement - 77 West Wacker Limited
                                      Partnership (Sharing Agreement), dated as of June 17, 1994, but made effective as of March 22, 1994, among TPG, KILICO, FKLA, KRC and FRC, and the Amended and Restated Security Agreement, dated as of June 17, 1994, but made effective as of March 22, 1994, among TPG, KILICO and FKLA.

Subordinate Note:                     As defined in Recital F to this Agreement.

Third Extension Option:               As defined in Section 5.3 of this
                                      Agreement.

TPG:                                  The Prime Group, Inc., an Illinois
                                      corporation.

Triad Agreement:                      That certain letter agreement dated July
                                      __, made between KILICO, KRC, KFC
                                      Portfolio Corp., a Delaware corporation, and TPG providing for the sale and purchase of the interests held by KILICO, KRC, and KFC Portfolio Corp. in Triad
                                      Development Company and other related
                                      entities.

Triad Closing:                        The event defined as the "Closing" under
                                      the Triad Agreement.

Warranting Party:                     As defined in Section 9.7 of this
                                      Agreement.

                               Schedule A Page-5

                                   EXHIBIT A
                                   ---------
                           THE TRANSFER INSTRUMENTS
                           ------------------------

                                  EXHIBIT A-1
                                  -----------

                          ALLONGE TO SUBORDINATE NOTE
                          ---------------------------

     This Allonge To Note (the "Allonge") is made to that certain Note dated March 7, 1991 made by 77 West Wacker Limited Partnership, an Illinois limited partnership, in favor of Kemper Investors Life Insurance Company, an Illinois insurance corporation ("KILICO") and Federal Kemper Life Assurance Company, an Illinois insurance corporation ("FKLA") in the principal amount of Sixty Million Dollars ($60,000,000.00) (the "Note").

     Pay to the order of _______________ without recourse to the endorser. This Allonge is made without recourse and without representation or warranty of any kind, whether express or implied, except as expressly provided to the contrary in that Amended And Restated Agreement dated July 15, 1997 made by KILICO, FKLA, KILICO Realty Corporation, an Illinois corporation, FKLA Realty Corporation, an Illinois corporation, KR 77 Fitness Center, Inc., a Delaware corporation, 77 West Wacker Limited Partnership, an Illinois limited partnership, K/77 Investors Limited Partnership, an Illinois limited partnership, The Prime Group, Inc., Prime Group Limited Partnership, and Prime Fitness Center, Inc.

Dated:
      -------------------------

                                      KEMPER INVESTORS LIFE INSURANCE COMPANY, an Illinois insurance corporation

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                     A-1-1

                                      FEDERAL KEMPER LIFE ASSURANCE COMPANY, an
                                      Illinois insurance corporation

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                     A-1-2

                                  EXHIBIT A-2
                                  -----------
                             ASSIGNMENT INSTRUMENT
                             ---------------------



                                     A-2-1

This document prepared
by and after recording
return to:

Kenneth Hartmann, Esq.
Rudnick & Wolfe                     This space reserved for Recorder's use only.
203 N. LaSalle Street
Suite 1800
Chicago, Illinois
60601-1293


                               GENERAL ASSIGNMENT
                               ------------------

     KNOW ALL PEOPLE BY THESE PRESENTS, that Kemper Investors Life Insurance Company, an Illinois insurance corporation and Federal Kemper Life Assurance Company, an Illinois insurance corporation (collectively, "Assignor"), 120 S. LaSalle Street, Chicago, Illinois 60603, in consideration of Ten and No/100 Dollars ($10.00) in lawful money of the United States, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, by these presents does sell, assign, transfer and set over, unto ______, a(n)______ ______("Assignee"), and its successors and assigns, to their own proper use and benefit, any and all of Assignor's right, title and interest in and to each of the documents listed on Exhibit A attached hereto and by this reference incorporated herein (the "Documents"), without recourse, representation and warranty of any kind, except as provided in that certain Amended And Restated Agreement ("Agreement") dated July 15, 1997, by and among Kemper Investors Life Insurance Company, an Illinois insurance corporation, Federal Kemper Life Assurance Company, an Illinois insurance corporation, KILICO Realty Corporation, an Illinois corporation ("KRC"), FKLA Realty Corporation, an Illinois corporation, KR 77 Fitness Center, Inc., a Delaware corporation, 77 West Wacker Limited Partnership, an Illinois limited partnership, K/77 Investors Limited Partnership, an Illinois limited partnership, The Prime Group, Inc., an Illinois corporation, Prime Group Limited Partnership, an Illinois limited partnership and Prime 77 Fitness Center, Inc., an Illinois corporation. The Documents relate to the real property described on Exhibit B attached hereto and made a part hereof.

     Assignor does hereby give to Assignee, its successors and assigns, the full power and authority for Assignee's own use and benefit, but at Assignee's sole cost, to take all legal measures, which may be proper or necessary for the complete recovery of the assigned property and in its name or otherwise to prosecute and withdraw any suits or proceedings at law or in equity therefor.

     IN WITNESS WHEREOF, Assignor and Assignee have caused this General Assignment to be executed this ___ day of __________ , 1997.


                                      ASSIGNOR
                                      --------

                                      KEMPER INVESTORS LIFE INSURANCE COMPANY, an Illinois insurance corporation

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its Authorized Signatory


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its Authorized Signatory


                                      FEDERAL KEMPER LIFE ASSURANCE COMPANY, an
                                      Illinois insurance corporation

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its Authorized Signatory


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its Authorized Signatory

                                      ASSIGNEE

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its Authorized Signatory


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its Authorized Signatory

STATE OF ILLINOIS        )
                         ) SS.
COUNTY OF COOK           )

     I, ____________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that ___________________ and ____________ _____________, personally known to me to be Authorized Signatories of Kemper Investors Life Insurance Company, an Illinois insurance corporation, whose names are subscribed to the within Instrument, appeared before me this day in person and acknowledged that as such Authorized Signatories, they signed and delivered the said Instrument as their free and voluntary act and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal, this ______ day of __________, 1997.



                                             -----------------------------
                                                      Notary Public

My Commission Expires:


-----------------------------

    STATE OF ILLINOIS     )
                          ) SS.
    COUNTY OF COOK        )

          I, ________________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that ___________________ and _________________, personally known to me to be Authorized Signatories of Federal Kemper Life Assurance Company, an Illinois insurance corporation, whose names are subscribed to the within Instrument, appeared before me this day in person and acknowledged that as such Authorized Signatories, they signed and delivered the said Instrument as their free and voluntary act and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

          GIVEN under my hand and Notarial Seal, this __ day of _________, 1997.


                                            ____________________________________
                                                         Notary Public

    My Commission Expires:


    _________________________________

    STATE OF ILLINOIS     )
                          ) SS.
    COUNTY OF COOK        )

          I, ________________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that ___________________ and _________________, personally known to me to be _______________________ of
    _________________________ a (n) ___________ ____________________, whose names are subscribed to the within Instrument, appeared before me this day in person and acknowledged that as such Authorized Signatories, they signed and delivered the said Instrument as their free and voluntary act and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

          GIVEN under my hand and Notarial Seal, this __ day of _________, 1997.


                                            ____________________________________
                                                         Notary Public

     My Commission Expires:


     _________________________________

                                   EXHIBIT A
                                   ---------

          The following terms are used with the following meanings in this Exhibit A.

Administrative Agent:  Bank of Montreal, Chicago Branch, acting in the manner and to the extent described in Article 12 of the Building Loan Agreement dated March 14, 1991 by and between Borrower, the Co-Agents (as defined therein) and the Administrative Agent.

Borrower:              77 West Wacker Limited Partnership, an Illinois limited
                       partnership.

Prime:                 The Prime Group, Inc., an Illinois corporation.

KILICO/FKLA:           Kemper Investors Life Insurance Company, an Illinois
                       insurance corporation and Federal Kemper Life Assurance
                       Company, an Illinois insurance corporation.

KILICO Realty:         KILICO Realty Corporation, an Illinois corporation.

                               LIST OF DOCUMENTS
                               -----------------

     A. Subordinate Mortgage Funding Agreement dated March 14, 1991 by and among KILICO/FKLA and Borrower.

     B. Subordination Agreement dated March 14, 1991 by and between KILICO/FKLA and the Administrative Agent, with Acknowledgement and Consent executed by the Borrower, Recorded as Document No. 91125471.

     C. Note dated March 7, 1991 for up to $60,000,000.00 made by Borrower to KILICO/FKLA.

     D. Subordinate Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing dated March 14, 1991 made by Borrower to KILICO/FKLA, Recorded with the Cook County, Illinois Recorder's Office as Document No. 91125469.

     E. Environmental Indemnity Agreement dated March 14, 1991 among Prime and KILICO/FKLA -- Subordinate Mortgage.

     F. Subordinate Assignment of Takeover Subleases dated March 14, 1991 made by Borrower to and for the benefit of KILICO/FKLA.

     G. Chicago Title Insurance Company Loan Title Insurance Policy No. 72-85-482-3 dated April 1, 1991 in the amount of $60,000,000.00 issued to KILICO/FKLA.

     H. Reimbursement Agreement dated March 14, 1991 by and between KILICO Realty and Borrower.

     I. All other documents included in the definition of "Subordinate Loan Documents" in the Agreement.


                           [Subject to Confirmation]

                                   EXHIBIT B
                                   ---------

                               LEGAL DESCRIPTION


PARCEL 1:

LOT 3 (EXCEPT THE EAST 20.50 FEET THEREOF) TOGETHER WITH THE NORTH 1.00 FOOT OF THE ORIGINAL 18.00 FOOT ALLEY LYING SOUTH OF AND ADJOINING THE SOUTH LINE OF SAID LOT 3, IN BLOCK 17 IN THE ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

AND

LOTS 1 TO 9, BOTH INCLUSIVE, IN THE SUBDIVISION OF LOT 4 TOGETHER WITH THE NORTH
1.50 FEET OF THE ORIGINAL 18.00 FOOT ALLEY LYING SOUTH OF AND ADJOINING THE SOUTH LINE OF SAID SUBDIVISION OF LOT 4, IN BLOCK 17 IN THE ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

THAT PART OF THE WEST 1/2 OF NORTH GARVEY COURT (SAID NORTH GARVEY COURT BEING THE WEST 1/2 OF LOT 2, AND THE EAST 20.50 FEET OF LOT 3, TOGETHER WITH THE NORTH
1.00 FOOT OF THE ORIGINAL 18.00 FOOT ALLEY LYING SOUTH OF AND ADJOINING THE SOUTH LINE OF THE AFORESAID PARTS OF LOTS 2 AND 3, THE SOUTH LINE OF SAID 1.00 FOOT STRIP BEING THE NORTH LINE OF WEST HADDOCK PLACE AS ESTABLISHED BY ORDINANCE PASSED SEPTEMBER 17, 1852) LYING ABOVE AN INCLINED PLANE HAVING AN ELEVATION OF +17.26 FEET ABOVE CHICAGO CITY DATUM MEASURED ALONG THE NORTH LINE OF BLOCK 17, AND HAVING AN ELEVATION OF +21.23 FEET ABOVE CHICAGO CITY DATUM MEASURED ALONG THE NORTH LINE OF WEST HADDOCK PLACE, ALL IN BLOCK 17, (AS VACATED BY THE CITY OF CHICAGO IN AN ORDINANCE PASSED MARCH 21, 1990 AND RECORDED APRIL 11, 1990 AS DOCUMENT 90164868), IN THE ORIGINAL TOWN OF CHICAGO, IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

EASEMENT APPURTENANT TO AND FOR THE BENEFIT OF PARCELS 1, 2 AND 4 CREATED BY THE GRANT OF EASEMENT RECORDED AS DOCUMENT NO. 90164870, AS AMENDED BY DOCUMENT NO. 91096330, FOR INGRESS, EGRESS, CONSTRUCTION, USE AND MAINTENANCE OF A PLAZA WALKWAY OVER AND ACROSS:

THAT PART OF THE EAST 1/2 OF NORTH GARVEY COURT (SAID NORTH GARVEY COURT BEING THE WEST 1/2 OF LOT 2, AND THE EAST 20.50 FEET OF LOT 3, TOGETHER WITH THE NORTH
1.00 FOOT OF THE ORIGINAL 18.00 FOOT ALLEY LYING SOUTH OF AND ADJOINING THE SOUTH LINE OF THE AFORESAID PARTS OF LOTS 2 AND 3, THE SOUTH LINE OF SAID 1.00 FOOT STRIP BEING THE NORTH LINE OF WEST HADDOCK PLACE AS ESTABLISHED BY ORDINANCE PASSED SEPTEMBER 17, 1852); LYING ABOVE AN INCLINED PLANED HAVING AN ELEVATION OF +17.26 FEET ABOVE CHICAGO CITY DATUM MEASURED ALONG THE NORTH LINE OF SAID BLOCK 17, AND HAVING AN ELEVATION OF +21.23 FEET ABOVE CHICAGO CITY DATUM MEASURED ALONG THE NORTH LINE OF WEST HADDOCK PLACE, AND LYING BELOW AN INCLINED PLANE HAVING AN ELEVATION OF +47.26 FEET ABOVE CHICAGO CITY DATUM MEASURED ALONG THE NORTH LINE OF SAID BLOCK 17, AND HAVING AN ELEVATION OF +51.23 FEET ABOVE CHICAGO CITY DATUM MEASURED ALONG THE NORTH LINE OF WEST HADDOCK PLACE, ALL IN BLOCK 17, IN THE ORIGINAL TOWN OF CHICAGO, IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 4:

THAT PART OF WEST HADDOCK PLACE AS ESTABLISHED BY ORDINANCE PASSED SEPTEMBER 17, 1852, TOGETHER WITH THE SOUTH 1.50 FEET OF THE ORIGINAL 18.00 FOOT ALLEY LYING NORTH OF AND ADJOINING THE NORTH LINE OF LOT 1 IN THE ASSESSOR'S DIVISION OF LOT 5 IN BLOCK 17; ALSO, THE SOUTH 1.00 FOOT OF SAID ORIGINAL 18.00 FOOT ALLEY LYING NORTH OF AND ADJOINING THE NORTH LINE OF LOT 6 IN BLOCK 17, ALL TAKEN AS ONE TRACT, LYING WEST OF THE SOUTHERLY EXTENSION OF THE WEST LINE OF THE EAST 20.50 FEET OF LOT 3 IN SAID BLOCK 17, AND LYING EAST OF THE WEST LINE OF BLOCK 17, AND ITS EXTENSIONS, (AS VACATED BY THE CITY OF CHICAGO IN AN ORDINANCE PASSED MARCH 21, 1990 AND RECORDED APRIL 11, 1990 AS DOCUMENT 90164868), IN THE ORIGINAL TOWN OF CHICAGO, IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 5:

EASEMENT APPURTENANT TO AND FOR THE BENEFIT OF PARCELS 1, 2 AND 4 CREATED BY THE GRANT OF EASEMENT RECORDED AS DOCUMENT NO. 90164870, AS AMENDED BY DOCUMENT NO. 91096330 FOR INGRESS, EGRESS, USE, CONSTRUCTION AND MAINTENANCE OF A PLAZA WALKWAY OVER AND ACROSS:

THAT PART OF WEST HADDOCK PLACE AS ESTABLISHED BY ORDINANCE PASSED SEPTEMBER 17, 1852, TOGETHER WITH THE SOUTH 1.00 FOOT OF THE ORIGINAL 18.00 FOOT ALLEY LYING NORTH OF AND ADJOINING THE NORTH LINE OF THE WEST 1/2 OF LOT 7 AND THE NORTH LINE OF THE EAST 20.50 FEET OF LOT 6, ALL TAKEN AS ONE TRACT LYING EAST OF THE SOUTHERLY EXTENSION OF THE WEST LINE OF THE EAST 20.50 FEET OF LOT 3, IN BLOCK 17, IN THE ORIGINAL TOWN OF CHICAGO, LYING WEST OF THE SOUTHERLY EXTENSION OF THE EAST LINE OF THE WEST 1/2 OF LOT 2 IN SAID BLOCK 17, LYING ABOVE AN INCLINED PLANE, HAVING AN ELEVATION OF +21.23 FEET ABOVE CHICAGO CITY DATUM, MEASURED ALONG THE NORTH LINE OF WEST HADDOCK PLACE AFORESAID, AND HAVING AN ELEVATION OF +21.72 FEET ABOVE CHICAGO CITY DATUM, MEASURED ALONG THE SOUTH LINE OF 18.00 FOOT ALLEY AFORESAID, AND LYING BELOW AN INCLINED PLANE, HAVING AN ELEVATION OF +71.23 FEET ABOVE CHICAGO CITY DATUM, MEASURED ALONG THE NORTH LINE OF WEST HADDOCK PLACE AFORESAID, AND HAVING AN ELEVATION OF +71.72 FEET ABOVE CHICAGO CITY DATUM, MEASURED ALONG THE SOUTH LINE OF THE ORIGINAL 18.00 FOOT ALLEY AFORESAID, ALL IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 6:

SUPPORT EASEMENTS APPURTENANT TO AND FOR THE BENEFIT OF PARCELS 1, 2 AND 4 OVER THAT PART OF GARVEY COURT DEPICTED IN EXHIBIT "B" OF THE GRANT OF EASEMENT RECORDED AS DOCUMENT 90164870, AS AMENDED BY DOCUMENT 91096330.

PARCEL 7:

LEASEHOLD ESTATE DESCRIBED BELOW APPURTENANT TO AND FOR THE BENEFIT OF PARCELS 1, 2 AND 4 CREATED BY LEASE DATED MARCH 7, 1991 BY AND BETWEEN AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST AGREEMENT DATED NOVEMBER 26, 1985 AND KNOWN AS TRUST NO. 66121, AS LANDLORD, AND 77 WEST WACKER LIMITED PARTNERSHIP, AN ILLINOIS LIMITED PARTNERSHIP, AS TENANT, (THE "AIR RIGHTS LEASE") RECORDED AS DOCUMENT NO. 91119739:

THE PROPERTY AND SPACE WHICH LIES BETWEEN HORIZONTAL PLANES WHICH ARE +50.63 FEET AND +80.63 FEET, RESPECTIVELY ABOVE THE CHICAGO CITY DATUM, AND WHICH IS ENCLOSED BY VERTICAL PLANES EXTENDING UPWARD FROM THE BOUNDARIES, AT THE SURFACE OF THE EARTH, OF THAT PART OF BLOCK 17 IN THE ORIGINAL TOWN OF CHICAGO, IN THE SOUTH EAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, BOUNDED AND DESCRIBED AS FOLLOWS:

ALL OF SUB-LOTS 1 THROUGH 7, AND THE ALLEY IN THE ASSESSOR'S DIVISION OF LOT 5, IN BLOCK 17 IN THE ORIGINAL TOWN OF CHICAGO. ALSO, LOT 6 (EXCEPT THE EAST 20.00 FEET THEREOF), IN BLOCK 17 IN THE ORIGINAL TOWN OF CHICAGO; ALL IN THE SOUTHEAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

TOGETHER WITH THE APPURTENANT RIGHTS SET FORTH AS "PARCEL B" IN EXHIBIT B TO THE AIR RIGHTS LEASE.

Permanent Index Nos.:                       17-09-421-006 through 17-09-421-009
                                            17-09-421-012
                                            17-09-421-013
                                            17-09-422-001 through 17-09-422-008

Common Address:                             77 West Wacker Drive
                                            Chicago, Illinois 60603

                                  EXHIBIT A-3
                                  -----------

                          CONFIRMATION OF WARRANTIES
                          --------------------------




                                     A-3-1

                          CONFIRMATION OF WARRANTIES
                          --------------------------

          Reference is hereby made to that Amended And Restated Agreement dated July 15, 1997 by and among Kemper Investors Life Insurance Company, an Illinois insurance corporation, Federal Kemper Life Assurance Company, an Illinois insurance corporation, KILICO Realty Corporation, an Illinois corporation, FKLA Realty Corporation, an Illinois corporation, KR 77 Fitness Center, Inc., a Delaware corporation, 77 West Wacker Limited Partnership, an Illinois limited partnership, K/77 Investors Limited Partnership, an Illinois limited partnership, The Prime Group, Inc., an Illinois corporation, Prime Group Limited Partnership, an Illinois limited partnership and Prime 77 Fitness Center, Inc., an Illinois corporation (the "Agreement").

          ___________, a(n) ___________ ___________ ("_______") hereby certifies, represents and warrants to ___________, a(n) ___________ ___________
("    ") that, except as otherwise set forth on Exhibit A attached hereto and made a part hereof, all ___________ warranties and representations contained in the Agreement are true and correct on and as of the date set forth below.

          This Confirmation of Warranties has been executed and delivered pursuant to the terms and provisions of the Agreement. All defined terms contained in the Agreement are used in this Confirmation of Warranties with the same meaning that such terms have in the Agreement.

          IN WITNESS WHEREOF, the undersigned has executed this Confirmation of Warranties as of this ____ day of ____________, 199_.

                                         [SIGNATURE BLOCKS TO BE ADDED]



                                         By:
                                             -----------------------------------

                                   EXHIBIT B
                                   ---------
                                 THE INDEMNITY
                                 -------------

                              INDEMNITY AGREEMENT
                              -------------------

     This Indemnity Agreement (this "Agreement") is made and entered into as of the ________ day of 1997, by and among The Prime Group, Inc., an Illinois corporation ("TPG"),______________ (the "_______________"; TPG and
____________are each referred to as an "Indemnitor" and together referred to as "Indemnitors"), KILICO Realty Corporation, an Illinois corporation ("KRC"), Kemper Investors Life Insurance Company, an Illinois insurance corporation ("KILICO"), and Federal Kemper Life Assurance Company, an Illinois corporation ("FKLA"). KILICO and FKLA are sometimes referred to herein jointly and severally as "KILICO/FKLA", KRC, KILICO and FKLA are sometimes referred to herein collectively as the "Indemnitees".

                               R E C I T A L S:
                               ----------------

     A. TPG and KRC, as general partners, and KILICO, FKLA and TPG, as limited partners, have heretofore entered into a certain Third Amended and Restated Agreement of Limited Partnership of 77 West Wacker Limited Partnership dated March 14, 1991 (as amended from time to time, the "Partnership Agreement"), which continued the existence of 77 West Wacker Limited Partnership, an Illinois limited partnership (the "Partnership"). All defined terms used herein and not otherwise defined herein shall have the same meaning as they have in the Partnership Agreement.

     B. In connection with the construction, development and operation of the Project and pursuant to the Building Loan Agreement, TPG, KRC, and the Partnership executed and delivered the Co-Agent's Environmental Indemnity Agreements. Acting as general partners of the Partnership, and in connection with the construction, development and operation of the Project, TPG and KRC have incurred liability to third parties, including without limitation, liability under the Takeover Leases and the Takeover Subleases (as those terms are defined in the Building Loan Agreement).

     C. TPG, KRC, KILICO, FKLA, FKLA Realty, KR 77 Fitness Center, Inc., a Delaware corporation, K/77 Investors Limited Partnership, an Illinois limited partnership, the Partnership, and Prime Group Limited Partnership, an Illinois limited partnership, and Prime Fitness Center, Inc., an Illinois corporation have entered into a certain Amended And Restated Agreement dated July 15, 1997 (the "Agreement") which requires, as a condition to the closing of the transactions contemplated thereby, that Indemnitor enter into this Agreement.

     NOW THEREFORE, in consideration of the mutual premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree to the following:

     1. The Indemnitors do hereby jointly and severally, absolutely and unconditionally, agree to indemnify, defend, protect and hold harmless KILICO, FKLA, KRC, FKLA Realty and their respective officers, directors, stockholders, employees, agents and affiliates and the successors and assignees of any of them (collectively, the "Indemnified Parties") from and against, and agree to reimburse the Indemnified Parties upon demand for, any payment, loss, expense, liability, damage or injury made, suffered or sustained by the Indemnified Parties, or any of them, by reason of or arising out of any liability or obligation alleged or asserted against any of the Indemnified Parties by a third party which is in any way related to the Partnership, the Building Loan, the First Mortgage Loan, the Co-Agents Environmental Indemnity Agreement, the Takeover Leases, the Takeover Subleases, or the Project, whether arising out of any matter occurring before or after the date hereof (all of the foregoing are referred to as "Claims"), including, but not limited to, any judgment, award, settlement, reasonable attorney's fees and other costs and expenses incurred in connection with the defense of any actual or threatened action or proceeding concerning a Claim; notwithstanding the foregoing, the term "Claim" shall not include any payment, loss, expense, liability, damage or injury: a. resulting from a breach by KRC of the Partnership Agreement; b. resulting from the gross negligence or willful misconduct of any Indemnified Party; c. resulting from a breach by any Indemnified Party of any of its obligations under the Agreement; or d. resulting from a breach or an alleged breach by any Indemnified Party of any agreement between an Indemnified Party and any party to the Building Loan Agreement, any agreement between an Indemnified Party and a participant or co-lender under the First Mortgage Funding Agreement, or any agreement between an Indemnified Party and a participant or co-lender under the Subordinate Funding Agreement.

          2. Nothing contained herein shall amend, modify, waive, annul or terminate the indemnifications set forth in Section 6.10 of each of the Partnership Agreement.

          3. Any notice or other communication required or permitted hereunder shall be (a)(i) in writing and shall be deemed to have been duly given (A) when received, if delivered in person, (B) three (3) business days after deposit in a regularly maintained receptacle of the United States mail as registered or certified mail, first class postage prepaid, (C) the business day after notice is sent for overnight delivery by nationally recognized overnight courier service, or (D) on the day on which the party to whom such notice is addressed refuses delivery by mail or by nationally recognized courier service, and (ii) addressed as follows:

                                  To any of the Indemnitees:

                                  c/o Zurich Kemper Life
                                  225 West Washington Street
                                  Suite 1450
                                  Chicago, IL 60606

                                  With copies to:

                                  Zurich Kemper Life Companies
                                  c/o ZKS Real Estate Partners LLC

                               225 W. Washington
                               Suite 1450
                               Chicago, Illinois 60606
                               Attention: Timothy R. Verrilli, Esq.

                               with a copy to:

                               Rudnick & Wolfe
                               203 N. LaSalle Street
                               Chicago, Illinois 60601-1293
                               Attention: Kenneth Hartmann

                               To Indemnitor:

                               c/o The Prime Group, Inc.
                               77 West Wacker Drive
                               39th Floor
                               Chicago, IL 60601
                               Attn: President

                               With a copy to:

                               The Prime Group, Inc.
                               77 West Wacker Drive
                               39th Floor
                               Chicago, IL 60601
                               Attn: General Counsel

or to any such other address as any party hereto shall designate in a written notice to the other parties hereto.

          4. Any of the Indemnitees hereunder may, at any time and from time to time, waive or not insist on strict compliance with any one or more of the provisions contained herein, but any such waiver or non-existence shall be deemed to be made pursuant to the terms of said document and not in modification thereof. Any waiver or non-insistence in any instance or under any particular circumstance shall not be considered a waiver or non-insistence of such provision in any other instance or any other circumstance. The remedies provided herein shall be cumulative, may be exercised from time to time, singularly or concurrently or in any combination, without any of the Indemnitees being obligated to exercise any such right in any other circumstance, and are not exclusive of any remedies provided by law.

          5. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois without regard to principles of conflict of laws.

          6. EACH PARTY TO THIS AGREEMENT WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY ANY PARTY, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT.

          7. This Agreement shall be binding upon and inure to the benefit of each of the Indemnitors and the Indemnitees, and their respective successors and assigns; provided, however, that neither Indemnitor may assign its duties and obligations hereunder without the prior written consent of Indemnitees, in their sole discretion.

          8. The unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date and year first above written.

                                       INDEMNITORS:

                                       THE PRIME GROUP, INC., an Illinois
                                       corporation


                                       By:
                                             ----------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                             ----------------------------------


                                       77 WEST WACKER LIMITED PARTNERSHIP,
                                       an Illinois limited partnership


                                       By:

                                       By:
                                             ----------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                             ----------------------------------

                                      INDEMNITEES:

                                      KILICO REALTY CORPORATION, an Illinois
                                      corporation



                                      By:
                                            -----------------------------------
                                      Name:
                                            -----------------------------------
                                      Title:
                                            -----------------------------------

                                      KEMPER INVESTORS LIFE INSURANCE COMPANY, an Illinois insurance corporation

                                      By:
                                            -----------------------------------
                                      Name:
                                            -----------------------------------
                                      Title:
                                            -----------------------------------


                                      By:
                                            -----------------------------------
                                      Name:
                                            -----------------------------------
                                      Title:
                                            -----------------------------------


                                      FEDERAL KEMPER LIFE ASSURANCE CORPORATION

                                      By:
                                            -----------------------------------
                                      Name:
                                            -----------------------------------
                                      Title:
                                            -----------------------------------

                                      By:
                                            -----------------------------------
                                      Name:
                                            -----------------------------------
                                      Title:
                                            -----------------------------------

                                  EXHIBIT C-1
                                  -----------

                              THE KEMPER RELEASES
                              -------------------

                                     C-1-1

                               RELEASE AGREEMENT

          THIS RELEASE AGREEMENT ("Release Agreement") is made on this ____ day
of          , 1997, by and between Kemper Investors Life Insurance Company, an
Illinois insurance corporation ("KILICO"); Federal Kemper Life Assurance Company, an Illinois insurance corporation ("FKLA"); KILICO Realty Corporation, an Illinois corporation ("KRC"); FKLA Realty Corporation, an Illinois corporation ("FRC") and KR 77 Fitness Center, Inc., a Delaware corporation ("KR Fitness"), individually and collectively, "Releasor") and The Prime Group, Inc., an Illinois corporation ("TPG"); Prime Group Limited Partnership, an Illinois limited partnership ("PGLP"), Prime 77 Fitness Center, Inc., an Illinois corporation ("Prime Fitness"); and 77 West Wacker Limited Partnership, an Illinois limited partnership ("Borrower") (individually and collectively, "Releasee").

                             W I T N E S S E T H:

          WHEREAS, Prime and KRC, as general partners, and KILICO, FKLA and Prime, as limited partners, have heretofore entered into a certain Third Amended and Restated Agreement of Limited Partnership of 77 West Wacker Limited Partnership dated March 14, 1991 (as amended from time to time, the "Partnership Agreement"), which continued the existence of 77 West Wacker Limited Partnership, an Illinois limited partnership (the "Partnership"). All defined terms used herein and not expressly defined herein shall have the same meaning as they have in the Partnership Agreement.

          WHEREAS, Prime, KRC, KILICO, FKLA, FRC, KR Fitness, K/77 Investors Limited Partnership, an Illinois limited partnership, the Partnership, PGLP and Prime Fitness have entered into a certain Amended And Restated Agreement dated as of July 15, 1997 (the "Agreement") which requires, as a condition to the closing of the transactions contemplated thereby, that Releasor enter into this Release Agreement.

          NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

          1. Release. Releasor, on behalf of itself and its affiliates, officers, directors, shareholders, partners, agents, attorneys, employees and all of such persons' respective heirs, successors and assigns, jointly, severally and individually hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Releasee and its affiliates, officers, directors, shareholders, partners, agents, attorneys, employees and all such persons' respective heirs, predecessors, successors, assigns, present and former shareholders, affiliates, subsidiaries, divisions, directors, officers, attorneys, employees, agents and other representatives (Releasee together with such related parties, called the "Released Parties") from any and all claims by reason of or arising out of any liability or obligation alleged or asserted against any of the Released Parties and in any way related to the Partnership, the Building Loan, the First

Mortgage Loans, the Second Mortgage Loans, the Guaranty of Cost Overruns, the Guaranty of Operating Deficits, the Co-Agents Environmental Indemnity
Agreement, or the Project, whether arising out of any matter occurring before or after the date hereof ("Claim"), including, but not limited to, any claim by Prime against KRC for contribution under the Partnership Agreement, and any judgment, award, settlement, reasonable attorney's fees and other costs and expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, provided that the claim, loss, expense, damage or injury was not the result of a declared Default by Releasee under the Partnership Agreement.

     2. Non-Release of Liability under the Indemnity Agreement and the Partnership Agreement. Anything to the contrary notwithstanding contained in paragraph 1 herein, this Release Agreement shall in no way affect or release any and all of Releasee's obligations or liabilities (i) under that certain Indemnity Agreement dated as of the date hereof and attached hereto as Exhibit A, (ii) any of Releasee's obligations under the Agreement, or (iii) for a declared Default under the Partnership Agreement, all of which are hereby preserved.

     3. Warranties of Releasor. Releasor hereby represents and warrants for itself and for all persons claiming through it as follows:

     a. it has not assigned or transferred to any third party all or any part or portion of any Claim which it may have at any time had or owned;

     b. it has full legal capacity to enter into, execute and perform this Release Agreement;

     c. it has duly authorized, executed and delivered this Release Agreement to Releasee, and the agreements and obligations contained herein represent the legal, valid and enforceable obligations of the Releasor, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws or judicial decisions affecting the rights and remedies of creditors generally, and general principles of equity, including, without limitation, requirements of good faith, fair dealing and reasonableness, the possible unavailability of particular equitable remedies, the possible availability of particular equitable defenses, and concepts of materiality, unconscionable conduct of an enforcing party or impracticability or impossibility of performance;

     d. it has read carefully and fully understands both the nature of this Release Agreement and the contents of each of the provisions hereof;

     e. it is executing this Release Agreement of its own free will, and is under no duress, compulsion or coercion to execute this Release Agreement;

     f. it has been represented by counsel in connection with the review, negotiation, execution and delivery of this Release Agreement, has discussed and assessed the merits of any Claim or potential Claim (if any) against Releasee with counsel, and has been duly apprised of its rights in connection therewith; and

     g it understands, acknowledges and agrees that this instrument may be pleaded as a full and complete defense, and may be used as a basis for an injunction, against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of this Release Agreement.

     4. Other Facts and Circumstances. Releasor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered with respect to it shall affect in any manner the final and unconditional nature of Section 1 of this Release Agreement.

     5. Other Claims and Parties Not Affected. The parties agree that this Release Agreement is not intended to constitute or be construed or deemed to be a release of, or a covenant not to sue or a covenant not to assist in suit against, Released Parties with respect to demands, actions, causes of action, suits, counterclaims, defenses, rights of set-off, demands and liabilities other than the Claims set forth in Section 1 hereof, it being expressly understood that Releasor retains any causes of action and all legal remedies it may have now or hereafter with respect thereto. This Release Agreement is not intended and shall in no event be construed or deemed to be a release of, or a covenant not to sue, or a covenant not to assist in suit against, any party, person, firm, partnership, limited liability company or corporation that is not a Released Party.

     6. Successors. This Release Agreement shall be binding upon Releasor and its successors, assigns and other legal representatives.

     7. Choice of Law. This Release Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without regard to its conflict of laws provisions.

     8. Amendments. This Release Agreement may be amended or otherwise varied only by an instrument in writing executed by Releasor and Releasee.

     9. Counterparts. This Agreement may be executed in counterparts, each of which shall be binding upon the party executing the same and all of which, when taken together, shall constitute one single Agreement.

     A WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties on the first day hereinabove written.

                                       RELEASOR:
                                       ---------

                                       KEMPER INVESTORS LIFE INSURANCE
                                       COMPANY, an Illinois
                                       corporation

                                       By:
                                            -----------------------------------
                                                 Its: Authorized Signatory
                                       By:
                                            -----------------------------------
                                                 Its: Authorized Signatory

                                       FEDERAL KEMPER LIFE
                                       ASSURANCE COMPANY, an Illinois
                                       limited partnership

                                       By:
                                            -----------------------------------
                                                 Its: Authorized Signatory
                                       By:
                                            -----------------------------------
                                                 Its: Authorized Signatory


                                       KILICO REALTY CORPORATION, an
                                       Illinois corporation

                                       By:
                                            -----------------------------------
                                                 Its: Authorized Signatory


                                       FKLA REALTY CORPORATION, an
                                       Illinois corporation

                                       By:
                                            -----------------------------------
                                                 Its: Authorized Signatory

                                          KR 77 FITNESS CENTER, INC. a Delaware
                                          corporation


                                          By:
                                             ----------------------------------
                                              Its: Authorized Signatory


                                          RELEASEE:
                                          ---------

                                          THE PRIME GROUP, INC., an Illinois
                                          corporation

                                          By:
                                             ----------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------


                                          PRIME GROUP LIMITED PARTNERSHIP, an
                                          Illinois limited partnership

                                          By:
                                             ----------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------

                                          PRIME 77 FITNESS CENTER, INC., an
                                          Illinois corporation


                                          By:
                                             ----------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------

                                          77 WEST WACKER LIMITED PARTNERSHIP, an
                                          Illinois limited partnership

                                     By:  THE PRIME GROUP, INC., an Illinois
                                          corporation, a general partner

                                          By:
                                             ----------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------

                                  EXHIBIT C-2
                                  -----------
                              THE PRIME RELEASES
                              -------------------





                                     C-2-1

                               RELEASE AGREEMENT

      THIS RELEASE AGREEMENT ("Release Agreement") is made on this ____ day of ____________, 199_, by and between The Prime Group, Inc., an Illinois corporation ("TPG"); Prime Group Limited Partnership, an Illinois limited partnership ("PGLP"); Prime 77 Fitness Center, Inc., an Illinois corporation ("Prime Fitness"); and 77 West Wacker Limited Partnership, an Illinois limited partnership ("Borrower") (individually and collectively, "Releasor") and Kemper Investors Life Insurance Company, an Illinois insurance corporation ("KILICO"); Federal Kemper Life Assurance Company, an Illinois insurance corporation ("FKLA"); KILICO Realty Corporation, an Illinois corporation ("KRC"); FKLA Realty Corporation, an Illinois corporation ("FRC") and KR 77 Fitness Center, Inc., a Delaware corporation ("KR Fitness") (individually and collectively, "Releasee").

                             W I T N E S S E T H:

     WHEREAS, Prime and KRC, as general partners, and KILICO, FKLA and Prime, as limited partners, have heretofore entered into a certain Third Amended and Restated Agreement of Limited Partnership of 77 West Wacker Limited Partnership dated March 14, 1991 (as amended from time to time, the "Partnership Agreement"), which continued the existence of 77 West Wacker Limited Partnership, an Illinois limited partnership (the "Partnership"). All defined terms used herein and not expressly defined herein shall have the same meaning as they have in the Partnership Agreement.

     WHEREAS, Prime, KRC, KILICO, FKLA, FRC, KR Fitness, K/77 Investors Limited Partnership, an Illinois limited partnership, the Partnership, PGLP and Prime Fitness have entered into a certain Amended And Restated Agreement dated as of July 15, 1997 (the "Agreement") which requires, as a condition to the closing of the transactions contemplated thereby, that Releasor enter into this Release Agreement.

     NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1. Release. Releasor, on behalf of itself and its affiliates, officers, directors, shareholders, partners, agents, attorneys, employees and all of such persons' respective heirs, successors and assigns, jointly, severally and individually hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Releasee and its affiliates, officers, directors, shareholders, partners, agents, attorneys, employees and all such persons' respective heirs, predecessors, successors, assigns, present and former shareholders, affiliates, subsidiaries, divisions, directors, officers, attorneys, employees, agents and other representatives (Releasee, together with such related parties, called the "Released Parties") from any and all claims by reason of or arising out of any liability or obligation alleged or asserted against any of the Released Parties and in any way related to the Partnership, the Building Loan, the First

Mortgage Loans, the Second Mortgage Loans, the Guaranty of Cost Overruns, the Guaranty of Operating Deficits, the Co-Agents Environmental Indemnity Agreement, or the Project, whether arising out of any matter occurring before or after the date hereof ("Claim"), including, but not limited to, any claim by Prime against KRC for contribution under the Partnership Agreement, and any judgment, award, settlement, reasonable attorney's fees and other costs and expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, provided that the claim, loss, expense, damage or injury was not the result of a declared Default by Releasee under the Partnership Agreement.

      2. Non-Release of Liability under Partnership Agreement. Anything to the contrary notwithstanding contained in paragraph 1 herein, this Release Agreement shall in no way affect or release any and all of Releasee's obligations or liabilities for a declared Default under the Partnership Agreement or any of Releasee's obligations under the Agreement, all of which are hereby preserved.

      3. Warranties of Releasor. Releasor hereby represents and warrants for itself and for all persons claiming through it as follows:

          a. it has not assigned or transferred to any third party all or any part or portion of any Claim which it may have at any time had or owned;

          b. it has full legal capacity to enter into, execute and perform this Release Agreement;

          c. it has duly authorized, executed and delivered this Release Agreement to Releasee, and the agreements and obligations contained herein represent the legal, valid and enforceable obligations of the Releasor, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws or judicial decisions affecting the rights and remedies of creditors generally, and general principles of equity, including, without limitation, requirements of good faith, fair dealing and reasonableness, the possible unavailability of particular equitable remedies, the possible availability of particular equitable defenses, and concepts of materiality, unconscionable conduct of an enforcing party or impracticability or impossibility of performance;

          d. it has read carefully and fully understands both the nature of this Release Agreement and the contents of each of the provisions hereof;

          e. it is executing this Release Agreement of its own free will, and is under no duress, compulsion or coercion to execute this Release Agreement;

          f. it has been represented by counsel in connection with the review, negotiation, execution and delivery of this Release Agreement, has discussed and assessed the merits of any Claim or potential Claim (if any) against Releasee with counsel, and has been duly apprised of its rights in connection therewith; and

          g. it understands, acknowledges and agrees that this instrument may be pleaded as a full and complete defense, and may be used as a basis for an injunction, against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of this Release Agreement.

     4. Other Facts and Circumstances. Releasor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered with respect to it shall affect in any manner the final and unconditional nature of Section 1 of this Release Agreement.

     5. Other Claims and Parties Not Affected. The parties agree that this Release Agreement is not intended to constitute or be construed or deemed to be a release of, or a covenant not to sue or a covenant not to assist in suit against, Released Parties with respect to demands, actions, causes of action, suits, counterclaims, defenses, rights of set-off, demands and liabilities other than the Claims set forth in Section 1 hereof, it being expressly understood that Releasor retains any causes of action and all legal remedies it may have now or hereafter with respect thereto. This Release Agreement is not intended and shall in no event be construed or deemed to be a release of, or a covenant not to sue, or a covenant not to assist in suit against, any party, person, firm, partnership, limited liability company or corporation that is not a Released Party.

     6. Successors. This Release Agreement shall be binding upon Releasor and its successors, assigns and other legal representatives.

     7. Choice of Law. This Release Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without regard to its conflict of laws provisions.

     8. Amendments. This Release Agreement may be amended or otherwise varied only by an instrument in writing executed by Releasor and Releasee.

     9. Counterparts. This Agreement may be executed in counterparts, each of which shall be binding upon the party executing the same and all of which, when taken together, shall constitute one single Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties on the first day hereinabove written.

                                        RELEASOR:
                                        ---------

                                        THE PRIME GROUP, INC., an Illinois
                                        corporation

                                        By: __________________________________
                                           Name: _____________________________
                                           Title: _____________________________


                                        PRIME GROUP LIMITED PARTNERSHIP,
                                        an Illinois limited partnership

                                        By:
                                           __________________________________
                                           Name: Michael W. Reschke
                                           Title: Managing General Partner


                                        PRIME 77 FITNESS CENTER, INC., an
                                        Illinois corporation

                                        By: __________________________________
                                            Name: _____________________________
                                            Title: ____________________________


                                        77 WEST WACKER LIMITED PARTNERSHIP,
                                        an Illinois limited partnership

                                        By:  THE PRIME GROUP, INC., an
                                             Illinois corporation, a general
                                             partner

                                             By: ____________________________
                                             Name: __________________________
                                             Title:__________________________

                                      RELEASEE:
                                      ---------

                                      KEMPER INVESTORS LIFE INSURANCE COMPANY, an Illinois corporation

                                      By:
                                          ------------------------------------
                                          Its:  Authorized Signatory

                                      By:
                                          ------------------------------------
                                          Its:  Authorized Signatory


                                      FEDERAL KEMPER LIFE ASSURANCE COMPANY,
                                      an Illinois insurance company

                                      By:
                                          ------------------------------------
                                          Its:  Authorized Signatory

                                      By:
                                          ------------------------------------
                                          Its:  Authorized Signatory


                                      KILICO REALTY CORPORATION, an Illinois
                                      corporation

                                      By:
                                          ------------------------------------
                                          Its:  Authorized Signatory



                                      FKLA REALTY CORPORATION, an Illinois
                                      corporation

                                      By:
                                          ------------------------------------
                                          Its:  Authorized Signatory

                                      KR 77 FITNESS CENTER, INC., a Delaware
                                      corporation

                                      By:
                                          ------------------------------------
                                               Its:  Authorized Signatory

                                      By:
                                          ------------------------------------
                                               Its:  Authorized Signatory

                                   EXHIBIT D
                                   ---------


                             Intentionally Deleted

                                   EXHIBIT E
                                   ---------


                            THE SPRINGING GUARANTY
                            ----------------------

                                   GUARANTY
                                   --------

     THIS GUARANTY is made as of the 15th day of July, 1997 by THE PRIME GROUP, INC., an Illinois corporation ("TPG" or "Guarantor") in favor of KEMPER INVESTORS LIFE INSURANCE COMPANY, an Illinois insurance corporation ("KILICO"), and FEDERAL KEMPER LIFE ASSURANCE COMPANY, an Illinois insurance corporation ("FKLA"); KILICO and FKLA are sometimes referred to jointly and severally as "KILICO/FKLA").

                               R E C I T A L S:

     WHEREAS, on or as of March 14, 1991, KILICO/FKLA, 77 West Wacker Limited Partnership, an Illinois Limited Partnership ("Borrower"), The Mitsui Taiyo Kobe Bank, Ltd., Chicago Branch, The Mitsui Trust and Banking Co., Limited, Chicago Branch, The Yasuda Trust and Banking Co., Limited, Chicago Branch, Swiss Bank Corporation, New York Branch, and Bank of Montreal, Chicago Branch, entered into that certain Standby First Mortgage Funding Agreement (the "Standby Funding Agreement"), pursuant to which KILICO/FKLA have agreed to make certain loans to Borrower, or be deemed to have made certain loans to or on behalf of Borrower, as described in the Standby Funding Agreement and referred to herein collectively as the "Standby Loans");

     WHEREAS, as evidence of the Borrower's obligation to repay the Standby Loans to KILICO/FKLA, the Borrower executed and delivered to KILICO/FKLA a certain Note (the "Standby Note"), dated as of March 14, 1991, in the original principal amount of Two Hundred Thirty Million Dollars ($230,000,000);

     WHEREAS, the payment of all amounts due by the Borrower under the terms of the Standby Note are secured in accordance with that certain Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (the "Standby Mortgage"), dated as of March 14, 1991, by and between the Borrower, as debtor, and KILICO/FKLA, as secured party;

     WHEREAS, on or as of March 14, 1991, KILICO/FKLA and Borrower entered into that certain Subordinate Mortgage Funding Agreement (the "Subordinate Funding Agreement"), pursuant to which KILICO/FKLA have agreed to make certain loans to Borrower, or be deemed to have made certain loans to or on behalf of Borrower, as described in the Subordinate Funding Agreement and referred to herein collectively as the "Subordinate Loans");

     WHEREAS, as evidence of the Borrower's obligation to repay the Subordinate Loans to KILICO/FKLA, the Borrower executed and delivered to KILICO/FKLA a certain Note (the "Subordinate Note"), dated as of March 14, 1991, in the original principal amount of Sixty

Million Dollars ($60,000,000); the Standby Note and the Subordinate Note are referred to herein as the "Notes;"

     WHEREAS, the payment of all amounts due by the Borrower under the terms of the Subordinate Note are secured in accordance with that certain Subordinate Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (the "Subordinate Mortgage"), dated as of March 14, 1991, by and between the Borrower, as debtor, and KILICO/FKLA, as secured party; the Standby Mortgage and the Subordinate Mortgage are referred to herein as the "Mortgages;"

     WHEREAS, TPG is a general partner and a limited partner of the Borrower;

     WHEREAS, pursuant to that certain Agreement of even date herewith ("Option Agreement") among and between KILICO, FKLA, KILICO Realty Corporation, an Illinois corporation ("KRC"), FKLA Realty Corporation, an Illinois corporation, KR 77 Fitness Center, Inc., a Delaware corporation, K/77 Investors Limited Partnership, an Illinois limited partnership, Borrower, TPG, Prime Group Limited Partnership, an Illinois limited partnership, and Prime Fitness Center, Inc., an Illinois corporation, the Kemper Parties, among other things, agreed to grant to TPG the option to purchase the interests of KILICO and FKLA in the Subordinate Loan Documents; and

     WHEREAS, as a material inducement to KILICO/FKLA to execute and deliver, and cause the Kemper Parties to execute and deliver the Option Agreement and perform their respective duties and obligation thereunder, the Guarantor has agreed to make this Guaranty.

     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

     1.   Guaranty

     (a) Subject to the express limitations contained in Paragraphs 9 and 10 hereof, Guarantor hereby absolutely and unconditionally guarantees the punctual payment when due and payable under the Standby Funding Agreement and the Standby Note, whether at stated maturity, by acceleration or otherwise, and regardless of whether such amount may be in excess of the face amount of the Standby Note, of all other amounts due to KILICO/FKLA under the Standby Note, the Standby Mortgage, the Standby Funding Agreement, or under any other documents and instruments executed and delivered to KILICO/FKLA, or either of them, in order to evidence or perfect the lien or security interest in collateral for the Standby Note (the Standby Mortgage, the Standby Funding Agreement, and such other documents, are sometimes referred to collectively as the "Standby Collateral Documents"), and any and all extensions, renewals or modifications of any of the foregoing (such principal, interest and other amounts are hereinafter referred to collectively as the "Standby Obligations").

     (b) Subject to the express limitations contained in Paragraphs 9 and 10 hereof, Guarantor hereby absolutely and unconditionally guarantees the punctual payment when due and payable under the Subordinate Funding Agreement and the Subordinate Note, whether at stated maturity, by acceleration or otherwise, and regardless of whether such amount may be in excess of the face amount of the Subordinate Note, of all other amounts due to KILICO/FKLA under the Subordinate Note, the Subordinate Mortgage, the Subordinate Funding Agreement, or under any other documents and instruments executed and delivered to KILICO/FKLA, or either of them, in order to evidence or perfect the lien or security interest in collateral for the Subordinate Note (the Subordinate Mortgage, the Subordinate Funding Agreement, and such other documents, are sometimes referred to collectively as the "Subordinate Collateral Documents"), and any and all extensions, renewals or modifications of any of the foregoing (such principal, interest and other amounts are hereinafter referred to collectively as the "Subordinate Obligations").

     (c) The Standby Collateral Documents and the Subordinate Collateral Documents are referred to herein as the "Collateral Documents." The Standby Obligations and the Subordinate Obligations are referred to herein as the "Obligations."

     (d) In addition, Guarantor shall pay any and all fees, costs and expenses (including attorneys' fees) incurred by KILICO/FKLA, or either of them, at any time prior or subsequent to default, whether litigation is involved or not, and if involved, whether at the trial or appellate levels or in pre or post-judgment or bankruptcy proceedings, in enforcing or realizing upon the obligations of Guarantor hereunder (collectively, "Enforcement Costs"). The Obligations, Notes, Collateral Documents and any instrument, document or agreement, express or implied, which has been or may hereafter be made or entered into by the Borrower or the Guarantor in reference to the Obligations shall all be hereinafter collectively referred to as the "Terms".

     2. Guaranty Absolute. Guarantor guarantees that the Obligations will be paid and performed strictly in accordance with the terms and provisions of the Terms, regardless of any law, regulation, order or judgment now or hereafter in effect in any jurisdiction affecting any of the Terms or the rights of KILICO/FKLA with respect thereto. The liability of Guarantor under this Guaranty shall continue and be absolute and unconditional irrespective of:

          (a)  Any lack of validity or enforceability of any of the Terms;

          (b) Any change in the time, manner or place of payment of, or in any other term, including the applicable rate of interest, of, all or any of the Terms, or any other renewal, extension, amendment, modification or waiver of or any consent to departure from any of the Terms;

          (c) Any act or omission of KILICO/FKLA of any nature whatsoever, excluding any willful misconduct or gross negligence on the part of KILICO/FKLA;

          (d) With respect to the Guarantor, the Borrower or any other person or entity liable in respect of the Borrower, any failure to obtain required authorization by all necessary corporate, partnership or other action relating so the incurring by the Borrower of the Obligations or to the execution, delivery, or performance of any of the Terms, or to any violation of any provision of any of the articles of incorporation, by-laws, partnership agreement or any other document, Terms, by the execution, delivery or performance of any of the Terms, or by any failure of same to have been duly authorized by all necessary corporate or other action;

          (e) Any release, amendment, waiver, modification, extension or renewal of or consent to departure from or forbearance of any other action or inaction under or in respect of this Guaranty or any other of the Terms;

          (f) Any exchange, release, forbearance or surrender of or any other action or inaction with respect to any collateral at any time and from time to time now or hereafter securing any or all of the Obligations or Terms or the liability of the Borrower, the Guarantor or any other person or entity in respect of all or any of the Terms or any failure to perfect or continue as perfected any security interest or other lien with respect to any such collateral, or any loss or destruction of any such collateral, or any matter impairing the value of such collateral as security for all or any of the Terms or the liability of the Guarantor or any other person or entity in respect of all or any of the Obligations or Terms; or

          (g) Any other circumstance or matter of any nature whatsoever that might otherwise constitute a defense (other than payment) available to, or a discharge of, the Borrower, the Guarantor or any other person or entity liability to KILICO/FKLA in respect of any of the Terms.

This Guaranty shall continue to be effective or shall be reinstated, as the case may be, regardless of whether any payment of any of the Obligations is rescinded or must otherwise be returned by KILICO/FKLA upon the insolvency, bankruptcy or reorganization of any person or entity or for any reason whatsoever, all as though such payment had not been made. The Obligations of Guarantor hereunder shall be absolute and primary, shall be complete and binding as to Guarantor upon its execution of this Guaranty, shall be subject to no conditions precedent, and shall be independent of and cumulative to any other of the Terms, and KILICO/FKLA may exercise any of its rights and remedies under this Guaranty, any other of the Terms or otherwise singly or concurrently.

     3.   Waiver: No Duties. To the extent permitted by law, Guarantor waives:
(a) all statutes of limitations as a defense to any action brought against Guarantor by KILICO/FKLA; (b) any defense based upon any legal disability of the Borrower or any discharge or limitation of the liability of the Borrower to KILICO/FKLA, whether consensual or arising by operation of law or any bankruptcy, insolvency or debtor-relief proceeding, or from any other cause;

(c) promptness, diligence, presentment, demand, protect and notice of any kind;
(d) any defense based upon or arising out of any defense which the Borrower may have to the payment or performance of any part of the Obligations; (e) any and all rights of indemnity, contribution or reimbursement against Borrower; and (f) all rights of subrogation, all rights to enforce any remedy that KILICO/FKLA may have against the Borrower, and all rights to participate in any security held by KILICO/FKLA for the Obligations. KILICO/FKLA shall not be obligated to exhaust any right or take any action against the Borrower or any other person of its rights hereunder. KILICO/FKLA shall not be required to obtain the consent of the Guarantor with respect to any matter.

     4. Warranties. Guarantor makes the following representations and warranties to KILICO/FKLA:

          (a) Authorization. Guarantor has full right, power and authority to enter into this Guaranty and carry out its obligations hereunder.

          (b) No Conflict. The execution, delivery and performance by Guarantor of this Guaranty will not violate or be in conflict with, result in a breach of, or constitute a default under, any indenture, agreement or any other instrument to which Guarantor is a party or by which Guarantor or any of its assets or properties is bound, or any order, writ, injunction or decree of any court or governmental agency.

          (c) Litigation. There are no actions, suits or proceedings pending, or to the knowledge of Guarantor threatened against or adversely affecting such Guarantor at law or in equity or before or by a governmental agency or instrumentality, domestic or foreign, which involve any of the transactions herein contemplated, or the possibility of any judgment or liability which may result in any material and adverse change in the financial condition of such Guarantor. Such Guarantor is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court or governmental agency.

          (d) Enforceability. This Guaranty is a legal, valid and binding obligation of such Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the rights of creditors generally.

          (e) Financial Statements. The financial statements and other financial information from time to time furnished by Guarantor to KILICO/FKLA are correct and complete and accurately present the financial condition of the respective Guarantor at and for the periods covered therein; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis except as indicated on said financial statements; and since the respective periods covered by such financial statements, there has been no material adverse change in the financial condition of Guarantor.

     5. Affirmative Covenant. Guarantor covenants and agrees that from the date hereof and so long as any of the Obligations remains outstanding and unpaid and unperformed, upon at least thirty (30) days prior written request of KILICO/FKLA, Guarantor will furnish to KILICO/FKLA as soon as available, but in any event no later than April 1, of each year, a copy of the current balance sheet of Guarantor as at the end of the last calendar year, certified to be true and correct by such Guarantor and prepared in accordance with generally accepted accounting principles or tax accounting principles applied on a consistent basis.

     6. Notices. All notices or other communications required or permitted hereunder shall be (a) in writing and shall be deemed to be given (i) when delivered in person, (ii) the second business day after deposit in a regularly maintained receptacle of the United States mail as registered or certified mail, postage prepaid, (iii) when received if sent by private courier service, or (iv) on the day on which the party to whom such notice is addressed refuses delivery by mail or by private courier service and (b) addressed as follows:

                       If to KILICO/FKLA, to:

                       c/o ZKS Real Estate Partners LLC
                       Suite 1450
                       225 West Washington Street
                       Chicago, Illinois 60606
                       Attn: Gregory A. Lisauskas

                       With a copy to:

                       Zurich Kemper Life Companies
                       c/o ZKS Real Estate Partners LLC
                       Suite 1450
                       225 West Washington Street
                       Chicago, Illinois 60606
                       Attn: Timothy R. Verrilli, Esq.

                       With a copy to:

                       Rudnick & Wolfe
                       Suite 1800
                       203 North LaSalle Street
                       Chicago, Illinois 60601
                       Attn: Kenneth Hartmann, Esq.

                           If to TPG to:

                           c/o The Prime Group, Inc.
                           Suite 3900
                           77 West Wacker Drive
                           Chicago, Illinois 60601
                           Attn: Michael W. Reschke

                           With a copy to:

                           The Prime Group, Inc.
                           Suite 3900
                           77 West Wacker Drive
                           Chicago, Illinois 60601
                           Attn: Robert J. Rudnik

or to any such other address as any party hereto shall designate in a written notice to the other parties hereto.

     7. No Waiver: Cumulative Remedies. KILICO/FKLA may, at any time and from time to time, waive or not insist on strict compliance with any one or more of the provisions contained in any document relating to this Guaranty, but any such waiver or non insistence shall not be considered a waiver or non insistence of such provision in any other instance or any other circumstance, OR AS CREATING A REQUIREMENT THAT KILICO/FKLA MUST, AS A RESULT OF A PREVIOUS WAIVER OR NON-INSISTENCE. THEREAFTER GIVE NOTICE TO THE BORROWER, GUARANTOR, OR ANY OTHER PERSON OR ENTITY THAT IT DOES NOT INTEND TO GIVE A FURTHER WAIVER OR NOT INSIST UPON STRICT PERFORMANCE BEFORE KILICO/FKLA CAN EXERCISE ANY RIGHTS OR REMEDIES UNDER ANY DOCUMENT OR BEFORE ANY EVENTS OF DEFAULT OR DEFAULTS CAN OCCUR, WHETHER OCCASIONED BY THE PROVISION PREVIOUSLY WAIVED OR NOT INSISTED UPON OR OTHERWISE, OR AS ESTABLISHING A COURSE OF DEALING FOR INTERPRETING THE EXPRESSIONS AND OTHER CONDUCT BETWEEN KILICO/FKLA AND THE BORROWER, GUARANTOR OR ANY OTHER PERSON OR ENTITY. The remedies provided herein and in the other documents executed contemporaneously herewith and referred to herein shall be cumulative, may be exercised from time to time, singularly or concurrently or in any combination, without KILICO/FKLA being obligated to exercise any such right in any other circumstance, and are not exclusive of any remedies provided by law.

     8. Continuing Guaranty: Transfer. This Guaranty is a continuing guaranty and shall:

          (a) Remain in full force and effect until the Obligations have been fully discharged at which time this Guaranty shall terminate;

          (b) Be binding upon Guarantor and its successors and assigns, who shall be jointly and severally liable hereunder; provided, however, Guarantor may not assign any of its rights and obligations hereunder without the prior written consent of KILICO/FKLA; and

          (c) Inure to the benefit of and be enforceable by KILICO/FKLA and its successors, transferees, participants, and assigns. Without limiting the generality of this clause, KILICO/FKLA may assign or otherwise transfer any of the Obligations (in compliance with the terms of the Notes and the Standby Funding Agreement and the Subordinate Funding Agreement) and/or any of the Terms to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to KILICO/FKLA herein or otherwise.

     9. Maximum Liability. Notwithstanding anything to the contrary herein contained, the aggregate obligation and liability of the Guarantor hereunder shall be limited to (a) $20,000,000 ("Guaranteed Amount") plus (b) the Enforcement Costs. The portion of the Obligations in excess of the Guaranteed Amount is herein called the "Remaining Amount". Accordingly, (a) Alternate Payments (as hereinafter defined) shall be applied pro tanto to the Remaining Amount until the Remaining Amount shall have been paid in full prior to any application of any Alternate Payment upon any Guaranteed Amount; and (b) for the purposes hereof, the term "Alternate Payments" shall mean any of the following which may be applied upon the Obligations: (i) proceeds of insurance (both casualty insurance upon any property encumbered to secure the Obligations and proceeds of any life insurance policy assigned as collateral for the Obligations; (ii) awards, compensation or damages consequent upon any condemnation or taking by any process of eminent domain or a conveyance in lieu thereof of any property encumbered to secure the Obligations; or (iii) proceeds of any sale of collateral or security given as security for the Obligations.

     10. Covenant Not to Sue. Notwithstanding anything to the contrary herein contained, KILICO/FKLA covenants and agrees not to sue and not to commence, assert, bring or file in any court or tribunal, in any jurisdiction, any suit, action, litigation or complaint setting forth any claim or cause of action against Guarantor which KILICO/FKLA may have against Guarantor under this Guaranty unless Borrower (through the actions of TPG or a Prime Affiliate and not through the actions of KILICO Realty Corporation as a general partner of Borrower or through the actions of any party other than TPG or a Prime Affiliate), Guarantor or any Prime Affiliate (as hereinafter defined) suffers, permits, commences, asserts, or incurs an Insolvency Event or a Lender Liability Action (as such terms are hereinafter defined). For purposes hereof:

          (a) "Prime Affiliate" means any (i) Person (as hereinafter defined) owning a majority interest in any class of capital stock of TPG, (ii) Person owning an interest as general partner or limited partner of Borrower or PGLP (but not including KRC), (iii) Person who is an officer, director, trustee, general partner, limited partner holding a greater than 50% limited partnership interest, or holder of a majority interest in any class of capital stock of or in Guarantor or any Person described in the preceding clause (ii), (iv) Michael W. Reschke, (v) Prime Group Limited Partnership, an Illinois limited partnership, or (vi) any Person that is an affiliate of any Person described in the preceding clauses (i), (ii) and
     (iii) within the meaning of Rule 144 of the Securities Act of 1933, as amended. "Person" means any individual, partnership, association, corporation, limited liability company, trust or other entity;

          (b) "Insolvency Event" means that either TPG or a Prime Affiliate shall have caused or directed Borrower, without the prior written consent of KRC, to: (aa) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or the like of itself or of its property,
     (bb) make a general assignment for the benefit of creditors, (cc) be adjudicated a bankrupt or insolvent, or (dd) commence a voluntary case under the Federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or take any action for the purpose of effecting any of the foregoing. The term "Insolvency Event" shall also include the institution or commencement by a Prime Affiliate of a proceeding involving Borrower in any court under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking an order for relief or an adjudication in bankruptcy, reorganization, dissolution winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, or the appointment of a trustee, receiver liquidator or custodian or the like for Borrower, or of all of any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, including the filing by a partner in Borrower of an involuntary petition in bankruptcy against Borrower; and

          (c) Lender Liability Action means any suit, action, litigation, complaint, defense, counterclaim or cross-claim commenced, asserted, brought or filed by Borrower (other than with the written consent of KRC), TPG, or a Prime Affiliate in any court or tribunal, in any jurisdiction, whether at law or in equity, or whether in a separate action or action commenced by KILICO/FKLA or other Person, seeking to (i) void, diminish, reduce or defeat the Obligations or the liens or security interests created or imposed pursuant to the Collateral Documents, (ii) hinder, delay or impede the enforcement of the rights, remedies, liens and security interests created, granted or imposed in favor of the holder(s) of the Notes and Collateral Documents including, but without limitation, opposing the appointment of a receiver or mortgagee in possession of the property encumbered by the Mortgage or (iii) impose any liability upon the holder(s) of the Notes and Collateral Documents arising out of or from the Standby Loans or the enforcement of the rights, remedies, liens and security interests, created, granted or imposed in favor of such holders. Notwithstanding anything contained in the foregoing to the contrary, the term "Lender Liability Action" shall not include any action resulting from or based upon the gross negligence or willful misconduct of KILICO, FKLA, KRC or any of their respective Affiliates (as defined in the Third Amended And Restated Agreement Of Limited Partnership of 77 West Wacker Limited Partnership dated as of March 14, 1991) or any action based on a breach by any of the Kemper Parties (as defined in the Option Agreement) or any Affiliate of the Kemper Parties occurring after the date hereof of any of their respective obligations under: (w) the Option Agreement; (x) the Construction Loan Documents (as defined in the Option Agreement); (y) the KILICO/FKLA Loan Documents (as defined in the Option Agreement; or (z) the Subordinate Loan Documents (as defined in the Option Agreement).

     11. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Illinois without regard to principles of conflict of laws, Guarantor hereby waives any plea of jurisdiction or venue as not being a resident of Cook County, Illinois and hereby specifically authorize any action brought by KILICO/FKLA upon this Guaranty to be instituted and prosecuted in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, at the election of KILICO/FKLA. Guarantor hereby irrevocably authorizes service of process to be made upon it at the address given and in the manner provided above, in any action which may be instituted against it arising out of or relating to this Guaranty.

     12. Headings. Paragraph headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purposes.

     13. Counterparts. This Guaranty may be executed in separate counterparts, each of which shall constitute an original copy hereof.

     14. Business Day. For purposes hereof, the term "Business Day" shall mean any calendar day other than a Saturday, Sunday, legal holiday or any day on which banking institutions in Chicago, Illinois are authorized to close.

     15. Waiver of Jury Trial. EACH PARTY TO THIS GUARANTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY ANY PARTY, RELATING DIRECTLY OR INDIRECTLY TO THIS GUARANTY.

     IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be executed and delivered on the date and year first above written.

                                      THE PRIME GROUP, INC., an Illinois
                                      corporation

                                      By:
                                          -------------------------------
                                           Its:
                                                -------------------------

                                      KEMPER INVESTORS LIFE INSURANCE
                                      COMPANY, an Illinois insurance corporation

                                      By:
                                          -------------------------------
                                      Name:
                                            -----------------------------
                                      Title:
                                             ----------------------------

                                      By:
                                          -------------------------------
                                      Name :
                                             ----------------------------
                                      Title:
                                             ----------------------------

                                      FEDERAL KEMPER LIFE ASSURANCE COMPANY,
                                      an Illinois insurance corporation

                                      By:
                                          -------------------------------
                                      Name:
                                            -----------------------------
                                      Title:
                                             ----------------------------


                                      By:
                                          -------------------------------
                                      Name:
                                            -----------------------------
                                      Title:
                                             ----------------------------

                                   EXHIBIT F
                                   ---------
                       ENVIRONMENTAL INDEMNITY AGREEMENT
                       ---------------------------------

                       ENVIRONMENTAL INDEMNITY AGREEMENT
                       ---------------------------------

     This ENVIRONMENTAL INDEMNITY AGREEMENT is dated as of___________________ 199_ (the "Agreement") and is made among 77 WEST WACKER LIMITED PARTNERSHIP, an Illinois limited partnership (the "Borrower"), THE PRIME GROUP, INC., an Illinois corporation ("Prime"), (Borrower and Prime shall hereinafter be sometimes collectively referred to as the "Indemnitors"), KILICO REALTY CORPORATION, an Illinois corporation ("KRC"), KEMPER INVESTORS LIFE INSURANCE COMPANY, an Illinois insurance corporation ("KILICO"), and FEDERAL KEMPER LIFE ASSURANCE COMPANY, an Illinois insurance corporation ("FKLA"); KRC, KILICO, and FKLA shall hereinafter be sometimes collectively referred to as "Indemnitees".

                                   RECITALS.

     A. Borrower, Prime, KRC, KILICO, FKLA, FKLA Realty Corporation, an Illinois corporation, KR 77 Fitness Center, Inc., a Delaware corporation, K/77 Investors Limited Partnership, an Illinois limited partnership, Prime Group Limited Partnership, an Illinois limited partnership, and Prime Fitness Center, Inc., an Illinois corporation have entered into that Amended And Restated Agreement dated as of July 15, 1997 (the "Agreement"). Terms defined in the Agreement are used with the same meanings herein.

     B. Borrower is the owner of the Premises, and TPG is a general partner of Borrower.

     C. As a condition to the Debt Interest Closing (as defined in the Agreement), KILICO/FKLA have required that Borrower and TPG execute and deliver this Agreement.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Indemnitors hereby jointly and severally represent, warrant and covenant to the Indemnitees as follows:

     Section 1. Representations and Warranties. Each of the Indemnitors severally represents and warrants to the Indemnitees that, except as set forth in the environmental reports listed or described on Exhibit A attached hereto,
(i) to the best of such Indemnitor's knowledge, Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from the Property in any quantity or manner which violates any Environmental Requirements (as hereinafter defined), (ii) to the best of such Indemnitor's knowledge, Hazardous Materials have not at any time been released on the Property in any quantity or manner which violates any Environmental Requirements, (iii) to the best of Borrower's knowledge, Borrower is in compliance with all applicable Environmental Requirements with respect to the Property and the requirements of any permits issued under such Environmental Requirements with respect to the Property, (iv) there are no pending or, to the best of such Indemnitor's knowledge, past or threatened Environmental Claims (as hereinafter defined) against the Borrower or the Property, (v) to the best of such Indemnitor's knowledge, there is no condition or occurrence at the Property that could reasonably be anticipated (x) to form the basis of any Environmental Claim (as hereinafter defined) against the Borrower or the Property, or (y) to cause the Property to be subject to any restrictions on the ownership, occupancy, use or transferability thereof under any Environmental Requirement, and (vi) there are not now and, to the best of such Indemnitor's knowledge, never have been any underground storage tanks located on the Property.

     Section 2. Covenants. Each of the Indemnitors jointly and severally covenants and agrees as follows:

          (a) The Borrower will (i) comply with all Environmental Requirements applicable to the ownership or use of the Property, (ii) immediately pay or cause to be paid all costs and expenses incurred in such compliance, (iii) use its best efforts to cause all tenants and other persons occupying the Property to comply with all Environmental Requirements, and (iv) keep or cause the Property to be kept free and clear of any liens imposed thereon pursuant to any Environmental Requirement.

          (b) The Borrower will not generate, use, treat, store, release or dispose of, and will use its best efforts not to permit the generation, use, treatment, storage, release or disposal of, any Hazardous Materials on the Property, will not transport and will use its best efforts not to permit the transportation of any Hazardous Materials to or from the Property, in each case in a manner which violates any Environmental Requirements or in quantities greater than that which is customary for similar office buildings located in Chicago, Illinois.

          (c) The Borrower will advise KRC in writing promptly upon learning of any of the following: (i) any pending or threatened (in writing) Environmental Claim against the Borrower of the Property; (ii) any condition or occurrence on the Property that (x) results in noncompliance by the Borrower with any applicable Environmental Requirement, or (y) could reasonably be anticipated to form the basis of an Environmental Claim against the Borrower or the Property; (iii) any condition or occurrence on the Property to be subject to any restrictions on the ownership, occupancy, use or transferability of the Property under any Environmental Requirement; and (iv) the taking of any removal or remedial action in response to the actual or alleged presence, in any quantity or manner which violates any Environmental Requirement, of any Hazardous Materials on the Property. Each such notice shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower's response thereto. In addition, the Borrower will provide KRC with copies of all communications to or from the Borrower and any person relating to Environmental Claims, and such detailed reports of any Environmental Claim as may reasonably be requested by KRC.

     Section 3. Indemnity

          (a) Each of the Indemnitors jointly and severally agrees, at their sole cost and expense, to defend (with attorneys reasonably satisfactory to the Indemnitees), protect, indemnify and hold harmless the Indemnitees and their respective officers, directors, employees and agents from and against any and all liabilities, obligations (including removal and remedial actions), losses, damages (including foreseeable and unforeseeable consequential damages and punitive damages), penalties, actions, judgments, suits, claims, costs, expenses and disbursements (including attorneys' and consultants' fees and disbursements) of any kind or nature whatsoever that may at any time be incurred by, imposes on or asserted against any of them directly or indirectly based on, or arising or resulting from (i) the actual or alleged presence of Hazardous Materials on the Property or the removal, handling, transportation, disposal or storage of such Hazardous Materials, (ii) any Environmental Claim with respect to the Property,
     (iii) any failure to comply and the resulting costs to come to compliance with all applicable Environmental Requirements with respect to the Property and the requirements of any permits issued under such Environmental Requirements with respect to the Property, or (iv) the exercise of any of Indemnitee's rights under this Agreement (collectively, the "Indemnified Matters"), regardless of when such Indemnified Matters arise, but excluding as to any Indemnitee any Indemnified Matter resulting directly from gross negligence or willful misconduct by, through or under that Indemnitee in the handling or removal of any such Hazardous Material, and excluding any Indemnified Matter with respect to Hazardous Materials first placed on released on the Property after the date the Borrower no longer holds title to the Property. KRC, on behalf of the Indemnitees, shall cooperate with the Indemnitors in their defense of the Indemnitees. To the extent that this indemnity is unenforceable because it violates any law or public policy, each of the Indemnitors agrees on a joint and several basis to contribute the maximum portion that is permitted to contribute under applicable law to the payment and satisfaction of all Indemnified Matters.

          (b) Each of the Indemnitors jointly and severally agrees to reimburse each Indemnitee for all sums paid and costs incurred by each Indemnitee with respect to any Indemnified Matter, within ten (10) Business Days following written demand therefor.

          (c) Should any Indemnitee institute any action or proceeding at law or in equity, or in arbitration, to enforce any provision of this Agreement (including any action for declaratory relief or for damages by reason of an alleged breach of any provision of this Agreement) or otherwise in connection with this Agreement or any provision hereof, it shall be entitled to recover from the Indemnitors on a joint and several basis its fees and disbursements incurred in connection therewith if it is the prevailing party in such action or proceeding.

     Section 4. Survival.

          (a) The representations, warranties, covenants and indemnity set forth in this Agreement shall survive the Closing and the Debt Interest Closing.

          (b) This Agreement shall be binding on and inure to the benefit of the Indemnitors, the Indemnitees and their respective successors and assigns. The Indemnitors, without the prior written consent of KRC in each instance, may not assign, transfer or set over in whole or in part, all or any part of its or their benefits, rights, duties and obligations hereunder.

     Section 5. Definitions. As used in this Agreement, the following terms shall have the following meanings:

          "Property" means any real property interests (including fee simple, easement air rights, and leasehold interests), improvements, fixtures, and related personal property included in the Project (as defined in the Partnership Agreement).

          "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos in a form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dialectic fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous materials," "hazardous wastes," "hazardous substance," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any applicable Environmental Requirements; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority (as defined in the Partnership Agreement).

          "Environmental Requirement" means any federal, state or local statute, law, rule, regulation, ordinance, code, policy, plan or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. (S)9601 et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. (S)1801 et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. (S)6901 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C.
     (S)1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. (S)2601 et seq.; the Clean Air Act, 42 U.S.C. (S)7401 et seq.; the Oil Pollution Act of 1990, Public Law 101-380, and the Safe Drinking Water Act, 42 U.S.C.
     (S)3808 et seq. and any state or local counterparts or equivalents.

          "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Requirements (hereinafter "Claims") or any permit issued under any such Environmental Requirement, including without limitation (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Requirement, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising form alleged injury or threat of injury to health, safety or the environment.

          "Release" means disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing and the like, into or upon any land or water or air, or otherwise entering into the environment.

Section 6. Miscellaneous.

          (a) Any party liable upon or in respect of this Agreement may be released without affecting the liability of any party not so released.

          (b) No failure or delay on the party of any of the Indemnities in exercising any right, power or privilege hereunder and no course of dealing between the Indemnitors and the Indemnitees (or any of them) shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Indemnitees would otherwise have. No notice to or demand on any of the Indemnitors in any case shall, ipso facto, entitle any Indemnitor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Indemnitees to any other or further action in any circumstances without notice or demand where notice or demand is not otherwise required.

          (c) Any notice, demand, request or other communication which any party may be required or may desire to give hereunder shall be in writing and shall be effective only if the same is (i) hand-delivered, in which event it shall be effective upon delivery, (ii) mailed, by United States registered or certified mail, return receipt requested, postage prepaid (in which event it shall be effective three (3) business days after mailing), or (iii) sent by Federal Express or other reliable express courier service effective the next business day after delivery to such express courier service, addressed as follows:

                     If to KRC or any of the Indemnitees:

                     c/o ZKS Real Estate Partners LLC
                     225 W. Washington
                     Suite 1450
                     Chicago, Illinois 60606
                     Attention: Gregory A. Lisauskas

                     with a copy to:

                     Zurich Kemper Life Companies
                     c/o ZKS Real Estate Partners LLC
                     225 W. Washington
                     Suite 1450
                     Chicago, Illinois 60606
                     Attention: Timothy R. Verrilli, Esq.

                     with a copy to:

                     Rudnick & Wolfe
                     203 N. LaSalle Street
                     Chicago, Illinois 60601-1293
                     Attention: Kenneth Hartmann

                     If to Borrower or TPG:

                     c/o The Prime Group, Inc.
                     77 W. Wacker Drive
                     Suite 3900
                     Chicago, Illinois 60601
                     Attention: Michael W. Reschke

                     with a copy to:

                     The Prime Group, Inc.
                     77 W. Wacker Drive
                     Suite 3900
                     Chicago, Illinois 60601
                     Attention: Robert J. Rudnik, Esq.

          (d) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing and signed by each of the parties hereto.

          (e) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Illinois.

     Section 7. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY ANY PARTY, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute and deliver this Agreement as of the date first above written.

                             77 WEST WACKER LIMITED PARTNERSHIP, an
                             Illinois limited partnership

                             By: The Prime Group, Inc., an Illinois corporation,
                                 its managing general partner


                             By:
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                             THE PRIME GROUP, INC., an Illinois corporation


                             By:
                                -----------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                                   EXHIBIT A
                                   ---------
                             ENVIRONMENTAL REPORTS
                             ---------------------

1. Environmental Reconnaissance and Subsurface Exploration dated December 17, 1990 by STS Consultants, Ltd.

2. Environmental Reconnaissance and Subsurface Exploration Supplemental Letter dated February 22, 1991 by STS Consultants, Ltd.

3. Indoor Air Investigation, dated November 10, 1992, prepared by Carnow, Conibear & Associates, Ltd.

                                   EXHIBIT G
                                   ---------
                     SECOND AMENDMENT TO OPTION AGREEMENT
                     ------------------------------------

                              SECOND AMENDMENT TO
                   OPTION TO PURCHASE PARTNERSHIP INTERESTS

     THIS SECOND AMENDMENT TO OPTION TO PURCHASE PARTNERSHIP INTERESTS ("Second Amendment") is made as of this day _____ of July, 1997 by KILICO Realty Corporation, an Illinois corporation ("KRC" or "Optionor") and The Prime Group, Inc., an Illinois corporation ("TPG" or "Optionee").

                                   RECITALS

     A. KRC and TPG have entered into that Option To Purchase Partnership Interests entered into as of June 17, 1994 but made effective as of March 22, 1994 (the "Original Option").

     B. KRC and TPG have also entered into that First Amendment to Option to Purchase Partnership Interests entered into as of January 21, 1997 (the "First Amendment") amending the Original Option (the Original Option and the First Amendment shall be collectively referred to herein as the "Option Agreement").

     C. KRC and TPG have also entered into that Agreement dated as of January 21, 1997 made by Kemper Investors Life Insurance Company, an Illinois insurance corporation ("KILICO"); Federal Kemper Life Assurance Company, an Illinois insurance corporation ("FKLA"); KRC; FKLA Realty Corporation, an Illinois corporation ("FRC"); KR 77 Fitness Center, Inc., a Delaware corporation ("KR Fitness"); 77 West Wacker Limited Partnership, an Illinois limited partnership ("77 West"); TPG; Prime Group Limited Partnership, an Illinois limited partnership ("PGLP"); and Prime 77 Fitness Center, Inc., an Illinois corporation ("Prime Fitness") (KILICO, FKLA, KRC, FRC, KR Fitness, 77 West, TPG, PGLP and Prime Fitness shall be collectively referred to herein as the "Parties") (the "Original Agreement").

     D. KRC and TPG have also entered into that Amended and Restated Agreement dated as of July 15, 1997 made by the Parties and K/77 Investors Limited Partnership, an Illinois limited partnership (the "Amended Agreement"), amending the Original Agreement. Terms defined in the Amended Agreement are used with the same meanings in this Second Amendment.

     E. As required by the Amended Agreement, KRC and TPG have agreed to enter into this Second Amendment to amend certain provisions of the Option Agreement.

     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Second Amendment agree as follows:

     Section 1. Amendments. The Option Agreement is hereby amended as follows:

     a. Section 1(b)(i) of the Option Agreement is hereby deleted in its entirety and the following material substituted in lieu thereof:

          (i)  The Option shall expire if not exercised on or before fifteen
               (15) days prior to the Outside Date (as defined in the Amended Agreement), and the Optionee shall designate the closing to occur no later than the Outside Date.

     Section 2. Miscellaneous.

     a. Except as otherwise specifically modified herein, the Option Agreement shall remain unchanged and in full force and effect and is hereby ratified in all respects.

     b. This Amendment shall be governed by the laws of the State of Illinois, without reference to its conflicts of law or choice of law rules.

     c. The terms and provisions of this Amendment shall be binding on the successors and assigns of the parties hereto.

     d. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall not be necessary that any single counterpart of this Amendment be executed by all of the parties hereto, so long as each of such parties shall have executed the same or any other separate counterpart hereof.

     e. As used herein, the terms (i) "person" shall mean an individual, a corporation, a partnership, a joint venture, a limited liability company, an unincorporated organization, or a governmental body; (ii) "including" shall mean including, without limiting the generality of the foregoing; and (iii) the singular shall include the plural, and vice versa.

     f. If any provision of this Amendment should be found to be invalid, void, or unenforceable, then it is the intent of the parties hereto that the remainder of this Amendment be enforced to the fullest extent possible in accordance with the intentions of the parties.

     g. The parties to this Amendment will execute and deliver such other documents and instruments as may be reasonably requested by any other party to cause, effect, accomplish, or evidence any of the transactions required by this Amendment.

     In Witness Whereof, the parties hereto have caused this Amendment to be executed and delivered the day and year first above written.

                             KILICO REALTY CORPORATION, an Illinois
                             corporation


                             By:
                                -----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------


                             THE PRIME GROUP, INC., an Illinois corporation



                             By:
                                -----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------

                                   EXHIBIT H
                                   ---------
                  AMENDED CERTIFICATE OF LIMITED PARTNERSHIP
                  ------------------------------------------

                Form LP 202
             (Rev. Jan. 1995)

              Filing Fee $25

           SUBMIT IN DUPLICATE!







           All correspondence                           GEORGE H. RYAN
           regarding this filing will                 SECRETARY OF STATE
           be sent to the registered                  STATE OF ILLINOIS
           agent of the limited
           partnership unless a self-             CERTIFICATE OF AMENDMENT
           addressed envelope with                          TO THE
           pre-paid postage is                CERTIFICATE OF LIMITED PARTNERSHIP
           included.                            (Illinois limited partnership)

1.   Limited partnership's name:  77 West Wacker Limited Partnership
                                  -----------------------------------------
2.   File number assigned by the Secretary of State:  C001826
                                                      ---------------------
3.   Federal Employer Identification Number (F.E.I.N.):  36-3637023
                                                         ------------------
4.   The certificate of limited partnership is amended as follows:
     (Check all applicable changes)
     (Address changes P.O. Box alone and c/o are unacceptable)

     ___a) Admission of a new general partner (give name and business address below).

      X b) Withdrawal of a general partner (give name below).
     ---
     ___c) Change of registered agent and/or registered agent's office (give new name and address, including county below).

     ___d) Change in the address of the office at which the records required by
           Section 201 of the Act are kept (give new address, including county below).

     ___e) Change in the general partners name and/or business address (give name and new address below).

     ___f) Change in the partners' total aggregate contribution amount
           (give new dollar amount below).

     ___g) Change in limited partnership's name (give new name below).

     ___h) Change in date of dissolution (give new date below).

     ___i) Other (give information below).

        4.b) The Prime Group, Inc.


If additional space is needed, it must be continued on the reverse side and/or in the same format on a plain white 8 1/2" x 11" sheet, which must be stapled to this form.

CLP-9.5

                    Form LP 202
                 (Rev. Jan. 1995)






              5. NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

              The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

              The original certificate of amendment must be signed by a general partner, all new general partners and at least one withdrawing general partner.

         SIGNATURE AND NAME                                                    BUSINESS ADDRESS
1. Signature X                                                  Number/Street  77 W. Wacker Drive, Suite 3900
              --------------------------------------------                   ---------------------------------------
Type or print name and title   Robert J. Rudnik                 City/town   Chicago
                            ------------------------------                ------------------------------------------

----------------------------------------------------------      ----------------------------------------------------
Name of General Partner if a corporation or

other entity   The Prime Group, Inc.                            State   Illinois            ZIP Code   60601
             ---------------------------------------------            --------------------           ---------------

2. Signature X                                                  Number/Street   120 South LaSalle Street
              --------------------------------------------                     -------------------------------------

Type or print name and title                                    City/town Chicago
                              ----------------------------                ------------------------------------------

----------------------------------------------------------      ----------------------------------------------------
Name of General Partner if a corporation or

other entity   Kilico Realty Corporation                        State   Illinois             ZIP Code   60603
             ---------------------------------------------            ---------------------            -------------

3. Signature                                                    Number/Street
             ---------------------------------------------                   ---------------------------------------

Type or print name and title                                    City/town
                             -----------------------------                ------------------------------------------

----------------------------------------------------------      ----------------------------------------------------
Name of General Partner if a corporation or

other entity                                                    State                            ZIP Code
             ---------------------------------------------           --------------------------          -----------

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:                                               RETURN TO:
Payment must be made by certified check,                        Secretary of State
cashier's check, Illinois attorney's check, Illinois            Department of Business Services
C.P.A.'s check or money order, payable to "Sec-                 Limited Partnership Division
retary of State."                                               Room 357, Howlett Building
                                                                Springfield, Illinois 62756
           DO NOT SEND CASH!                                    Telephone: (217) 785-8960